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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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AgroFresh Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AGROFRESH SOLUTIONS, INC.

One Washington Square
510-530 Walnut Street, Suite 1350
Philadelphia, PA 19106

April 15, 2019

To the Stockholders of AgroFresh Solutions, Inc. (the "Company"):

        You are cordially invited to attend the annual meeting of stockholders of the Company to be held at 9:00 a.m. Eastern Time, on Wednesday, June 5, 2019, at the Company's offices located at One Washington Square, 510-530 Walnut Street, Suite 1350, Philadelphia, PA 19106.

        Information regarding each of the matters to be voted on at the annual meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The Board of Directors recommends that you vote "for" each of the proposals to be presented at the meeting.

        Whether or not you plan to attend the annual meeting, we urge you to use our Internet voting system or to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the annual meeting. If you later decide to attend the annual meeting or change your vote, you may withdraw your proxy and vote in person at the annual meeting. Voting through our Internet voting system or by written proxy will ensure your representation at the annual meeting if you do not attend in person.

        Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the annual meeting in person, it is important that your shares be represented and voted. We thank you for your continued support of the Company and look forward to seeing you at the annual meeting.

Very truly yours,

Nance K. Dicciani Chair of the Board

AGROFRESH SOLUTIONS, INC.

One Washington Square
510-530 Walnut Street, Suite 1350
Philadelphia, PA 19106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2019

        The Annual Meeting of Stockholders of AgroFresh Solutions, Inc., a Delaware corporation (the "Company"), will be held at 9:00 a.m. Eastern Time, on Wednesday, June 5, 2019, at the Company's offices located at One Washington Square, 510-530 Walnut Street, Suite 1350, Philadelphia, PA 19106, for the following purposes:

  1.
  To elect the seven (7) directors nominated by our Board of Directors and named in the proxy statement;

  2.
  To approve and adopt the second amendment to the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan;

  3.
  To approve and adopt the AgroFresh Solutions, Inc. 2019 Employee Stock Purchase Plan;

  4.
  To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019;

  5.
  To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies if there are not sufficient votes present in person or represented by proxy at the annual meeting to approve the proposals; and

  6.
  To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

        These items of business are more fully described in the proxy statement accompanying this Notice.

        Only stockholders of record at the close of business on April 11, 2019 are entitled to notice of and to vote at the meeting.

        All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to use our Internet voting system or to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting even if you have previously used our Internet voting system or returned a proxy.

By order of the Board of Directors,

Nance K. Dicciani Chair of the Board

Philadelphia, Pennsylvania
April 15, 2019

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 5, 2019: The proxy statement and annual report to security holders are available at http://www.cstproxy.com/agrofresh/2019.

AGROFRESH SOLUTIONS, INC.
One Washington Square
510-530 Walnut Street, Suite 1350
Philadelphia, PA 19106

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you furnish me this Proxy Statement?

        This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or "Board") of AgroFresh Solutions, Inc., a Delaware corporation (the "Company," "we," us," or "our"), for use at the annual meeting of the Company's stockholders to be held at 9:00 a.m. Eastern Time, on Wednesday, June 5, 2019, at the Company's offices located at One Washington Square, 510-530 Walnut St., Suite 1350, Philadelphia, PA 19106, and at any adjournments or postponements of the annual meeting. This proxy statement summarizes the information that you need to make an informed vote on the proposals to be considered at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign, and return the enclosed proxy card using the postage-prepaid envelope provided, or you may grant a proxy to vote your shares by means of the Internet. The approximate date on which this proxy statement and the enclosed proxy card were sent to the Company's stockholders is April 19, 2019.

What proposals will be addressed at the annual meeting?

        Stockholders will be asked to consider the following proposals at the annual meeting:

  1.
  To elect the seven (7) directors nominated by our Board of Directors and named in the proxy statement;

  2.
  To approve and adopt the second amendment to the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan (the "2015 Plan");

  3.
  To approve and adopt the AgroFresh Solutions, Inc. 2019 Employee Stock Purchase Plan (the "ESPP");

  4.
  To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019;

  5.
  To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies if there are not sufficient votes present in person or represented by proxy at the annual meeting to approve the proposals; and

  6.
  To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

        The Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote as set forth in the following pages of this proxy statement with respect to each proposal.

  Who may vote on these proposals?

        Stockholders who owned shares of the Company's common stock (the "Common Stock") as of the close of business on Thursday, April 11, 2019 (the "Record Date") are entitled to vote at the annual meeting on all matters properly brought before the annual meeting.

        As of the Record Date, the Company had 51,453,233 issued and outstanding shares of Common Stock entitled to vote at the annual meeting.

How many votes do I have?

        Each share of Common Stock is entitled to one vote on each matter that comes before the annual meeting.

Why would the annual meeting be adjourned or postponed?

        The Board intends to adjourn and postpone the annual meeting if, as of June 4, 2019, the number of shares of voting stock present at the annual meeting, in person or represented by proxy, is insufficient to either constitute a quorum or approve any of the proposals described in this proxy statement to be submitted to stockholders for consideration.

What constitutes a quorum?

        To conduct business at the Company's annual meeting, a majority of the voting power of the issued and outstanding shares of Common Stock must be present in person or represented by proxy. This is known as a "quorum." Abstentions and broker non-votes (described below) will count toward establishing a quorum.

How do I vote by proxy?

        Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the proxy card provided and return it promptly in the postage-prepaid envelope provided, or to vote via the Internet. Alternatively, if you are a stockholder of record, you may go to http://www.cstproxy.com/agrofresh/2019 and grant a proxy to vote your shares by means of the Internet. You will be required to provide the control number contained on your proxy card. Returning the proxy card or voting via the Internet will not affect your right to attend the annual meeting or to vote in person.

        If you properly complete your proxy card and send it to us in time to vote or timely grant your proxy via the Internet, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed on the proxy card. If you sign the proxy card but do not give voting instructions for a particular proposal, then your proxy will vote your shares on that proposal as recommended by the Board of Directors as follows:

  1.
  FOR the election of the seven (7) director nominees identified below to the Board of Directors;

  2.
  FOR the approval and adoption of the second amendment to the 2015 Plan;

  3.
  FOR the approval and adoption of the ESPP;

  4.
  FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019;

  5.
  FOR the Board authorization to adjourn and postpone the annual meeting to a later date or dates if there is no quorum or there are insufficient votes to approve any of the proposals; and

  6.
  In the proxy's discretion with respect to any other business which is properly brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

        As of the date of this proxy statement, we are not aware of any matters other than those set forth in proposals 1 through 5 that will be brought before the annual meeting.

How do I vote in person?

        If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would indicate your plans to attend the annual meeting when you vote by Internet or mark the appropriate box on the proxy card, or notify our Corporate Secretary at (267) 317-9135. This will assist us with meeting preparations.

What if my shares are held in street name?

        If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in "street name"), you will receive instructions from your broker, bank, or other nominee that must be followed in order for your broker, bank, or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the enclosed postage-prepaid envelope provided.

        If you do not provide instructions on how to vote, your broker may have authority to vote your shares. This is called a "broker non-vote." Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, but not the election of directors, the adoption of, or amendments to, certificates of incorporation or employee stock purchase plans, or advisory proposals on executive compensation. Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for the election of directors, for the approval and adoption of the second amendment to the 2015 Plan or for the approval and adoption of the ESPP unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See "Vote Required" following each proposal for further information.

        If you hold shares through a broker, bank, or other nominee and wish to be able to vote in person at the meeting, you must obtain a "legal proxy" from your broker, bank, or other nominee and present it to the inspector of election with your ballot at the meeting.

May I revoke my proxy?

        If you give a proxy, then you may revoke it at any time before it is exercised, as follows:

  1.
  You may send in another proxy bearing a later date;

  2.
  You may send written notice (if the stockholder is an entity, under its seal, by an officer or other authorized person of the entity) addressed to the Corporate Secretary at the Company's principal executive and administrative offices before the annual meeting that you are revoking your proxy; or

  3.
  You may vote in person at the annual meeting.

What vote is required to approve each proposal?

Proposal 1: Election of seven (7) director nominees.

        The affirmative vote of the majority of votes cast at the annual meeting is required to elect each director. This means that the number of votes cast "FOR" a director nominee must exceed the number of votes cast "AGAINST" such nominee. Abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors.

Proposal 2: Approval and adoption of the second amendment to the 2015 Plan.

        The approval and adoption of the second amendment to the 2015 Plan, as described in Proposal 2, requires the affirmative vote of the majority of the voting power of our shares of voting stock present at the annual meeting in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against the approval and adoption of the second amendment, but a broker non-vote will have no impact on the outcome of the vote on Proposal 2.

Proposal 3: Approval and adoption of the ESPP.

        The approval and adoption of the ESPP, as described in Proposal 3, requires the affirmative vote of the majority of the voting power of our shares of voting stock present at the annual meeting in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against the approval and adoption, but a broker non-vote will have no impact on the outcome of the vote on Proposal 3.

Proposal 4: Ratification of the independent registered public accounting firm.

        The ratification of the appointment of the Company's independent registered public accounting firm, as described in Proposal 4, requires the affirmative vote of the majority of the shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against the ratification, but a broker non-vote will have no impact on the outcome of the vote on Proposal 4. However, because brokers generally have discretionary authority to vote on the ratification of independent auditors, broker non-votes are generally not expected to result from the vote on Proposal 4.

Proposal 5: Adjournment of the annual meeting.

        The approval of a resolution authorizing the Board of Directors to adjourn and postpone the annual meeting, as described in Proposal 5, requires the affirmative vote of the majority of the voting power of our shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against adjournment, but a broker non-vote will have no impact on the outcome of the vote on Proposal 5.

Are there any dissenters' rights of appraisal?

        The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Company's Amended and Restated Certificate of Incorporation or the Company's Bylaws provide a stockholder with a right to dissent and obtain appraisal of or payment for such stockholder's shares.

Who bears the cost of soliciting proxies?

        The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Where are the Company's principal executive and administrative offices?

        The principal executive and administrative offices of the Company are located at One Washington Square, 510-530 Walnut Street, Suite 1350, Philadelphia, Pennsylvania 19106 and the telephone number is (267) 317-9135.

How can I obtain additional information about the Company?

        A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2018 (the "Form 10-K"), which contains audited consolidated financial statements for the year ended December 31, 2018, is being sent to all stockholders along with this proxy statement. Additional copies of the Form 10-K will be furnished, without charge, to stockholders upon written request. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate fee. Stockholders may notify the Company of their requests by writing or calling the Company at its principal executive and administrative offices at One Washington Square, 510-530 Walnut St., Suite 1350, Philadelphia, Pennsylvania 19106, Attention: Corporate Secretary, telephone number (267) 317-9135.

        The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that it file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC's website address is http://www.sec.gov. In addition, the Company's Exchange Act filings may be inspected and copied at the SEC's public reference room located at 100 F Street, N.E., Washington, DC 20549, on official business days during its hours of operation. Please call the SEC at 1-800-SEC-0330 for further information about its public reference room.

 INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

        Set forth below are descriptions of the backgrounds of the directors and director nominees of the Company, their principal occupations for the past five years, and the specific experience, qualifications and other attributes and skills that led the Board to determine that such persons should serve on the Board of Directors.

        Robert J. Campbell, 70, has served on our Board since February 2014. Since November 2011, Mr. Campbell has served as the Chairman of the board of directors of Enstar Group Limited, an insurance run-off company, and has served as its independent director since November 2007. Mr. Campbell served as an independent director of Camden National Corporation, a public holding company, from 1999 to 2014. Mr. Campbell also served as a director of Boulevard Acquisition Corp. II, a publicly-traded special purpose acquisition company, from September 2015 until the consummation of its business combination with Estre Ambiental S.A. in December 2017. Since January 1991, Mr. Campbell has served as a partner at Beck, Mack & Oliver LLC, a private investment advisory firm. Mr. Campbell holds a Bachelor of Arts degree in Political Economy from Williams College.

        The Board believes that Mr. Campbell is qualified to serve on our Board because of his private investment advisory experience and his board experience with private and public companies.

        Denise L. Devine, 63, joined our Board in February 2018. Ms. Devine is the founder and since 2014 has served as the Chief Executive Officer of FNB Holdings, LLC, a company dedicated to initiatives in the health and wellness space. Ms. Devine was also founder and has served for more than ten years as the Chief Executive Officer of Nutripharm, Inc., a company that has generated a portfolio of composition and process patents to create innovative natural food, beverage, pharmaceutical and nutraceutical products that facilitate nutrition and lifelong health. Ms. Devine, a certified public accountant, also previously served as Chief Financial Officer for Energy Solutions International and in financial management positions for Campbell Soup Company. Ms. Devine has served as Chair of the Pennsylvania State Board of Accountancy and on the Board of the American Institute of CPAs. Ms. Devine has served as a director of Fulton Financial Corporation (Nasdaq: FULT) ("Fulton") since 2012, and serves as a member of Fulton's Audit Committee, as Chair of Fulton's Human Resources Committee, and as a member of Fulton's Executive Committee. Ms. Devine was a member of the Board of Trustees of Villanova University from 2005 to 2015, where she was the Chair of the Audit and Risk Committee. She has also served as a member of the Board of Trustees of Lourdes Health System since 2010 and on the Board of AUS, Inc. a privately-owned company, since 2016 and was appointed to the Board of Ben Franklin Technology Partners of Southeastern Pennsylvania in 2016. Ms. Devine received a Master of Business Administration degree from the Wharton School of the University of Pennsylvania, a Master of Science degree in Taxation from Villanova Law School, and a Bachelor of Science degree in Accounting from Villanova University.

        The Board believes that Ms. Devine is qualified to serve on our Board because of her substantial management, business and finance experience.

        Nance K. Dicciani, 71, joined our Board upon the consummation of our business combination with The Dow Chemical Company ("TDCC") on July 31, 2015 (the "Business Combination"), and was appointed non-executive Chair of the Board on August 13, 2015. From March 2016 until October 2016, Ms. Dicciani served as a co-member of the Office of the Chair of the Company, in which capacity she assumed, with the other co-member, the duties and responsibilities of chief executive officer and president of the Company on an interim basis. Ms. Dicciani is the retired President and Chief Executive Officer of Honeywell International Specialty Materials (a diversified technology and manufacturing company), a position she held from 2001 to 2008. Ms. Dicciani has served as a director of Linde plc. since its business combination with Praxair, Inc. in 2018, where she is a member of the Audit and Compensation Committees. Ms. Dicciani has also served as a director of Halliburton Company since 2009, where she is a member of the Audit and Health, Safety and Environmental

Committees. Ms. Dicciani has also served as a director of LyondellBasell Industries N.V. since 2013, where she is a member of the Finance Committee and Chair of the Compensation Committee. Additionally, Ms. Dicciani served as a director of Rockwood Holdings, Inc. from 2008 to 2014. Ms. Dicciani holds a Bachelor's degree in Chemical Engineering from Villanova University, a Master's degree from the University of Virginia, a Ph.D. degree from the University of Pennsylvania and a Master of Business Administration degree from the Wharton Business School of the University of Pennsylvania.

        The Board believes that Ms. Dicciani is qualified to serve on our Board due to her technical expertise in the chemical industry, her international operations expertise, her executive experience as a chief executive officer of a multi-billion dollar strategic business group of a major multinational corporation and her board experience with private and public companies.

        Jordi Ferre, 54, has served as our Chief Executive Officer and a member of our Board since October 2016. Mr. Ferre has more than 25 years of international experience in the food ingredients industry, most recently serving as the Chief Operating Officer of PureCircle Limited ("PureCircle"), a global leader in natural food ingredients, including Stevia™ sweetener, from June 2014 to September 2016, and prior to that as PureCircle's President, Commercial Division from January 2009 to June 2014. Mr. Ferre's positions prior to joining PureCircle include serving as Vice President, Sales and Marketing, Splenda Sucralose with Tate & Lyle PLC, Vice President, Sales and Marketing with Wise Foods, Inc. and Vice President, Marketing/Business Development Americas with Chupa Chups Group. Mr. Ferre holds a Master of Business Administration degree from ESADE Business School in Barcelona, Spain.

        The Board believes that Mr. Ferre's extensive experience serving in senior executive roles within the food ingredients industry qualifies him to serve on the Board.

        Gregory M. Freiwald, 65, joined our Board upon the consummation of the Business Combination on July 31, 2015. Mr. Freiwald retired from TDCC in March 2015. Mr. Freiwald served as an Executive Vice President and Chief Human Resources Officer of TDCC from January 2008 until he retired. During that time, he also had responsibilities for Aviation and Corporate Affairs, and was a member of TDCC's Executive Leadership Team. Mr. Freiwald joined TDCC in 1979 and held various roles prior to being named Executive Vice President and Chief Human Resources Officer in January 2008. Mr. Freiwald was a board member of the Dow Chemical Company Foundation from 2009 until April 2015. Mr. Freiwald holds a Bachelor's degree in Business Administration from Universidad Del Centro de La Provincia de Buenos Aires.

        The Board believes that Mr. Freiwald is qualified to serve on our Board due to his significant human resources and international experience.

        George Lobisser, 64, joined our Board in September 2016. Mr. Lobisser has served as Chief Executive Officer of RipeLocker LLC, a start-up company focused on developing a proprietary system that aims to extend the shelf life of perishable produce, since co-founding it in March 2015. Prior to that, Mr. Lobisser served as President and Chief Executive Officer of Pace International, LLC, a provider of post-harvest solutions and technologies, from January 2001 until its sale to Valent BioSciences Corporation in December 2012. Prior to joining Pace International, Mr. Lobisser was a partner in S/L Partners, a private equity firm he co-owned. Mr. Lobisser's career started in the tax department of Touche Ross & Co. (now part of Deloitte LLP). Mr. Lobisser holds a Bachelor of Science degree in Accounting from the University of Northern Colorado and a juris doctor degree from Gonzaga University.

        The Board believes that Mr. Lobisser is qualified to serve on our Board because of his extensive experience in the post-harvest horticultural industry.

        Macauley Whiting, Jr., 62, joined our Board upon the consummation of the Business Combination on July 31, 2015. Mr. Whiting has served as President of The Herbert H. and Grace A. Dow

Foundation since April 2014, as its Treasurer since 2005 and as a trustee since 1996. In addition, Mr. Whiting served as President and Chief Executive Officer of Decker Energy International, a privately-held renewable energy company he founded in 1982 and built up until 2012, when he sold the company. Mr. Whiting holds a Bachelor of Science degree in Chemical Engineering (cum laude) from Princeton University.

        The Board believes that Mr. Whiting is qualified to serve on our Board due to his general business acumen, knowledge of chemistry and extensive management experience.

        Each of Mr. Freiwald and Mr. Whiting was initially designated for nomination to our Board pursuant to the terms of the Stock Purchase Agreement, dated April 30, 2015, by and between the Company and TDCC (the "Purchase Agreement").

Preferred Director

        In addition to the directors and director nominees listed above, pursuant to the terms of the certificate of designation of the one share of our Series A preferred stock (the "Series A Preferred Stock") that was issued to TDCC upon the consummation of the Business Combination, TDCC is entitled to appoint one director (the "Preferred Director") to the Board for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of our Common Stock and non-voting common stock. The Series A Preferred Stock does not have any other rights.

        Torsten Kraef, 52, joined our Board upon the consummation of the Business Combination on July 31, 2015. Mr. Kraef has served as Senior Vice President of Corporate Development for TDCC (now DowDuPont) since December 2016, where he leads the development of corporate strategy and coordinates implementation of key strategic tracks. As of September 2017, when TDCC and DuPont consummated their merger transaction, he has been working closely with the DowDuPont Chief Financial Officer and the Materials Science divisional Chief Operations Officer to advance the transaction. He has been working closely with TDCC's (now DowDuPont's) board of directors since 2012. Mr. Kraef currently also leads DowDuPont's Enterprise Risk Management, Enterprise Security Service and the incubation of strategic and innovative new business growth opportunities. He is a member of DowDuPont's Executive Committee and Corporate Leadership Team, which is accountable for delivering against corporate strategic and operations targets. Prior to his current position, he served as Corporate Vice President of Strategy Development and New Business Development for TDCC from August 2013 to December 2016, Corporate Vice President of Strategy Development from September 2012 to August 2013, Vice President of Strategy Development and Chemicals and a member of the board of MEGlobal, a joint venture between TDCC and Petrochemical Industries Company (PIC) of Kuwait from May 2012 to September 2012, and Vice President of TDCC's Thermoset unit from November 2010 to May 2012. Mr. Kraef joined TDCC in June 1991 and held various roles prior to being named Vice President of TDCC's Building and Construction unit in February 2007. Mr. Kraef holds a degree in Banking Management from the Industry and Trade Chamber in Düsseldorf, Germany, and a masters/diploma in Business Administration from the University of Düsseldorf, specializing in Sustainable Manufacturing, International Management and Marketing.

 EXECUTIVE OFFICERS

        Our current executive officers are listed in the following table, and certain information concerning those officers follows the table.

Name	Age	Position
Jordi Ferre	54	Chief Executive Officer
Graham Miao	54	Executive Vice President and Chief Financial Officer
Thomas Ermi	54	Executive Vice President, Secretary and General Counsel
Paul Nselel	47	Vice President and Global General Manager—Post Harvest

        The biographical information with respect to Mr. Ferre included above under the caption "Information about Directors and Director Nominees" is incorporated herein by reference.

        Graham Miao, has served as our Executive Vice President and Chief Financial Officer since August 2018. Mr. Miao has over two decades of experience in global financial and business operations, capital markets, M&A and business development, and R&D for large multi-national and small to mid-market public and private companies in the healthcare, specialty chemicals and financial services industries. Mr. Miao served as President and Chief Financial Officer of Pernix Therapeutics Holdings, Inc. from July 2016 through December 2017, and served as a member of its board of directors from November 2016 to November 2017. Prior to that, Mr. Miao served as a senior advisor to Pernix's interim Chief Executive Officer and board of directors from May 2016 to July 2016. Before joining Pernix, Mr. Miao served as Executive Vice President and Chief Financial Officer of Interpace Diagnostics, Inc. (formerly known as PDI, Inc.), from October 2014 until March 2016. From September 2011 to September 2014, Mr. Miao served as Executive Vice President and Chief Financial Officer, and held the additional role as interim Co-President and interim Co-Chief Executive Officer from September 2013 to September 2014, of Delcath Systems, Inc. His career spanned financial, strategy and operational leadership positions including division CFO roles at Symrise, Schering-Plough and Pharmacia. Earlier in his career, Mr. Miao worked as a biotechnology equity analyst at JPMorgan and a research scientist at Roche. Mr. Miao earned an M.B.A. in Finance and General Management and a Ph.D. in Biological Sciences from Columbia University, an M.S. in Molecular Biology from Arizona State University, and a B.S. in Biology from Fudan University in Shanghai, China.

        Thomas Ermi has served as our Executive Vice President, Secretary and General Counsel since the consummation of the Business Combination on July 31, 2015. From 2009 until joining the Company, Mr. Ermi was a Managing Attorney in the Dow Legal Department, where he served as the Commercial Legal Director and member of the Management Team for Dow's $2.2 billion global Electronic Materials Business. Mr. Ermi joined Rohm and Haas Company in 2000, serving as the Commercial Legal Director and member of the Management Team for the Electronic Materials business as well as the Powder Coatings and Automotive Coatings businesses. In the 15 years he was with Dow and Rohm and Haas, Mr. Ermi was involved in numerous M&A transactions in North America, Europe and Asia Pacific and closed deals with an aggregate transaction value exceeding $4 billion. Mr. Ermi began his legal career in 1992 as an Associate at Duane Morris & Heckscher in Philadelphia, where he worked first as a commercial litigator and then as a commercial lawyer. Prior to that, Mr. Ermi was an auditor for Price Waterhouse in Philadelphia. Mr. Ermi holds a Bachelor of Science degree in Accounting from Villanova University, and a juris doctor degree from the University of Pennsylvania.

        Paul Nselel has served as Vice President and Global General Manager—Post Harvest since January 2018. Before joining AgroFresh Solutions, Inc., Mr. Nselel was with Monsanto Company for almost 9 years, where he held various leadership positions in marketing and sales in the U.S. and Europe, most recently serving as Global Customer Strategy and Insights Lead from September 2015 to January 2018. Prior to Monsanto, Mr. Nselel spent over five years with Nike Inc. serving as Strategic Planning Director for the Americas region. He was also involved in developing and rolling out the Nike Retail growth strategy globally. Mr. Nselel started his career in 1998 as an investment banker, first with Paribas in Europe with assignments in Paris, Brussels, and London, then with Lehman Brothers in New York. Mr. Nselel holds a Bachelor degree in Mathematics from Universite de Poitiers in France, a Master degree in Applied Mathematics from Universite de Caen in France, and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania.

 CORPORATE GOVERNANCE

Overview

        Our Board is committed to maintaining strong corporate governance principles and practices. Our governance structure and processes are based upon a number of key governance documents, including our Corporate Governance Guidelines and policies described below. These Guidelines guide the Board and our executive management team in the execution of their responsibilities. Our Corporate Governance Guidelines are reviewed at least annually and are updated periodically in response to changing regulatory requirements, evolving practices, issues raised by our stockholders and other stakeholders and otherwise as circumstances warrant. As a result of this active engagement:

  •
  7 of our 8 directors are currently independent;

  •
  The role of Chair of the Board is a non-executive position, and the roles of Chair of the Board and Chief Executive Officer are split;

  •
  The Chair of the Board is an independent director;

  •
  The Company does not have a stockholder rights plan (a so-called "poison pill");

  •
  Since November 2017, the Company's Bylaws require a majority voting standard for the election of directors;

  •
  Since June 2017, the Board is declassified;

  •
  The Board has stock ownership guidelines for directors and officers, as discussed below;

  •
  The Audit, Compensation and Corporate Governance and Nominating Committees are comprised solely of independent directors;

  •
  The Company has adopted a whistleblower policy to encourage reporting by employees of any allegations of impropriety and set up a third party hosted hotline where employees can anonymously make such reports;

  •
  The Company has adopted a code of business conduct (the "Code of Conduct"), and every employee of the Company must annually submit a certificate attesting to (i) such employee's compliance with the Code of Conduct and (ii) such employee's knowledge of compliance with the Code of Conduct by other employees;

  •
  The Audit Committee restricts the hiring of current or former employees of our independent auditor;

  •
  The Board has an executive "clawback" policy pursuant to which the Company may seek to reclaim previously awarded incentive-based compensation from executives if the Company determines it must prepare a material accounting restatement due to fraud, misconduct or gross negligence, as discussed below;

  •
  The Board and each of its Committees have authority to retain outside advisors;

  •
  The Compensation Committee's outside advisor does not perform any other services for the Company and confirms its independence annually;

  •
  We have a director resignation policy for directors who fail to obtain a majority vote;

  •
  We impose, pursuant to our insider trading policy, restrictions on short selling, trading in derivatives, pledges, hedges and margin account use by our executives and directors;

  •
  There are no interlocks among the Compensation Committee members; and

  •
  The Board and each of its Committees perform annual self-assessments.

Board Leadership Structure and Role in Risk Oversight

        The roles of Chair of the Board and Chief Executive Officer are held by separate persons. Generally, the Chair of the Board is responsible for assisting in long-term strategic planning, overseeing and advising the Chief Executive Officer and presiding over meetings of the Board, and the Chief Executive Officer is responsible for leading our day-to-day performance. While we do not have a policy with respect to the separation of the roles of Chair of the Board and Chief Executive Officer, the Board believes that the separation of these roles provides several important advantages, including enhancing the accountability of the Chief Executive Officer to the Board, assisting the Board in reaching consensus on particular strategies and policies, and facilitating robust director, Board, and executive officer evaluation processes.

        Our Board, as part of its overall responsibility to oversee the management of our business, considers risks generally when reviewing our strategic plan, financial results, business development activities, legal, and regulatory matters. The Board satisfies this responsibility through regular reports directly from our officers responsible for oversight of particular risks. The Board's risk management oversight also includes full and open communications with management to review the adequacy and functionality of the risk management processes used by management. The Board's role in risk oversight has no effect on the Board's leadership structure. In addition, committees of the Board assist in its risk oversight responsibility, including:

  •
  The Audit Committee assists the Board in its oversight of the integrity of the financial reporting and our compliance with applicable legal and regulatory requirements. It also oversees our internal controls and compliance activities, and meets privately with representatives from our independent registered public accounting firm.

  •
  The Compensation Committee assists the Board in its oversight of risk relating to compensation policies and practices. The Compensation Committee annually reviews our compensation policies, programs, and procedures, including the incentives they create and mitigating factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company.

  •
  The Corporate Governance and Nominating Committee, in addition to recommending individuals to be designated as nominees to the Board, develops and recommends to the Board our corporate governance guidelines.

Board Structure and Committee Membership

        Since June 2017, our Board of Directors has been declassified, such that our stockholders vote on the election of our entire Board of Directors (other than the Preferred Director) each year. In addition, as discussed above, one of our directors, Mr. Kraef, serves as the Preferred Director pursuant to the terms of the Series A Preferred Stock. The following chart summarizes our current standing committee structure:

Name	Audit Committee		Compensation Committee		Corporate Governance and Nominating Committee
Robert J. Campbell	X	*			X
Denise L. Devine	X		X
Nance K. Dicciani			X
Gregory M. Freiwald			X	*	X
Torsten Kraef					X	*
Macauley Whiting, Jr.	X		X
Jordi Ferre
George Lobisser	X				X

*
Chairman of applicable committee.

        During 2018, the Board held six meetings. Each of our incumbent directors attended at least 75% of all meetings of the Board and any standing committees of the Board on which such director served. We do not have a formal policy regarding Board members' attendance at annual meetings of stockholders though we encourage Board members to attend.

Independence of Directors

        As a result of our securities being listed on the NASDAQ Stock Market, we adhere to the rules of that exchange in determining whether a director is independent. The NASDAQ Stock Market requires that a majority of the Board must be composed of "independent directors," which is defined generally as a person other than an officer or employee of a company or its subsidiaries or any other individual having a relationship which, in the opinion of such company's board of directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, our Board of Directors has affirmatively determined that each of our current directors other than Mr. Ferre are independent directors.

Audit Committee

        Our Audit Committee consists of Mr. Campbell, Ms. Devine, Mr. Lobisser and Mr. Whiting. Each is an independent director and, as required by the NASDAQ Stock Market listing standards and the rules and regulations of the SEC and the Internal Revenue Service, has not participated in the preparation of our financial statements at any time during the past three years and is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. In addition, we must certify to NASDAQ that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Our Board has determined that Mr. Campbell satisfies the definition of financial sophistication and also qualifies as an "audit committee financial expert," as defined under rules and regulations of the SEC. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on the investor relations section of the Company's website, www.agrofresh.com. During 2018, the Audit Committee met ten times.

        The Audit Committee's duties include, among other things:

  •
  reviewing and discussing with management and the independent registered public accountant our annual and quarterly financial statements;

  •
  discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

  •
  discussing with management major risk assessment and risk management policies;

  •
  monitoring the independence of the independent auditor;

  •
  verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

  •
  reviewing and approving all transactions between us and related persons;

  •
  inquiring and discussing with management our compliance with applicable laws and regulations and our code of ethics;

  •
  pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

  •
  appointing or replacing the independent auditor;

  •
  determining the compensation and oversight of the work of the independent auditor including resolution of disagreements between management and the independent auditor regarding financial reporting for the purpose of preparing or issuing an audit report or related work;

  •
  overseeing the internal audit function; and

  •
  establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or reports which raise material issues regarding our financial statements or accounting policies.

Compensation Committee

        Our Compensation Committee consists of Ms. Dicciani, Ms. Devine, Mr. Freiwald and Mr. Whiting. Each is a non-employee director who is independent in accordance with the NASDAQ Stock Market listing standards and the rules and regulations of the SEC and the Internal Revenue Service. Among other functions, the Compensation Committee oversees the compensation of our chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites, and administers any such plans or programs as required by the terms thereof. The Compensation Committee also administers the 2015 Plan. The Compensation Committee operates under a written charter adopted by the Board. During 2018, the Compensation Committee met four times.

Corporate Governance and Nominating Committee

        Our Corporate Governance and Nominating Committee consists of Mr. Campbell, Mr. Freiwald, Mr. Kraef and Mr. Lobisser, each of whom is an independent director in accordance with the NASDAQ Stock Market listing standards and the rules and regulations of the SEC and the Internal Revenue Service. The principal duties and responsibilities of our Corporate Governance and Nominating Committee are to identify qualified individuals to become Board members, recommend to the Board individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the Board our corporate governance guidelines. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board. During 2018, the Corporate Governance and Nominating Committee met four times.

Director Nominees

        Our Corporate Governance and Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. Our Corporate Governance and Nominating Committee will consider persons identified by our stockholders, management, investment bankers and others, though no formal policy exists for doing so. In general, the committee believes that persons to be nominated should be actively engaged in business, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person's education, experience and professional employment. Our Corporate Governance and Nominating Committee will evaluate each individual in the context of the Board as a whole, with the objective of recommending a group of persons that it believes can best implement our business plan, perpetuate our business and represent stockholder interests. Our Corporate Governance and Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time. Our Corporate Governance and Nominating Committee will not distinguish among nominees recommended by stockholders and other persons.

        Specifically, the guidelines for selecting nominees provide that our Corporate Governance and Nominating Committee expects to consider and evaluate candidates based on, among other factors, the following criteria:

  •
  independence under the rules of the NASDAQ Stock Market;

  •
  accomplishments and reputation, both personal and professional;

  •
  relevant experience and expertise;

  •
  knowledge of our Company and issues affecting our Company;

  •
  moral and ethical character; and

  •
  ability to commit the time necessary to discharge the duties of Board membership.

        Our Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder's intent to make such nomination has been given to our Secretary as described in "Submission of Stockholder Proposals for the 2019 Annual Meeting of Stockholders" in this proxy statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the number of shares of Common Stock that are beneficially owned by such stockholder and that are owned of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (iii) a description of all arrangements or understandings relating to the nomination to be made by the stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (iv) a representation that the stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to the stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

        As discussed above, TDCC, as the holder of the Series A Preferred Stock, voting as a separate class, is entitled to appoint the Preferred Director to the Board for so long as TDCC beneficially holds 10% or more of the aggregate amount of the outstanding shares of our Common Stock and non-voting common stock.

Code of Business Conduct

        We have adopted a Code of Conduct applicable to the directors, officers and employees of the Company and its subsidiaries. We have also adopted corporate governance guidelines which address, among other things, director qualifications, responsibilities and compensation, director access to officers, employees and advisors, and determinations regarding executive officer compensation. A copy of the Code of Conduct and our corporate governance guidelines are both available on the Investor Relations section of our website, www.agrofresh.com.

Communicating with the Board

        Our stockholders may send written communications directly to the Board of Directors or to specified individual directors, including the Chair of the Board or any non-management directors, by sending such communications to our corporate headquarters. Such communications will be reviewed by our legal counsel and, depending on the content, will be:

  •
  forwarded to the addressee or distributed to the addressee at the next scheduled Board meeting;

  •
  if they relate to financial or accounting matters, forwarded to the Audit Committee or distributed at the next scheduled Audit Committee meeting;

  •
  if they relate to executive officer compensation matters, forwarded to the Compensation Committee or distributed at the next scheduled Compensation Committee meeting;

  •
  if they relate to the recommendation of the nomination of an individual, forwarded to the Corporate Governance and Nominating Committee or distributed at the next scheduled Corporate Governance and Nominating Committee meeting; or

  •
  if they relate to our operations, forwarded to the appropriate officers of our Company, and the response or other handling of such communications reported to the Board of Directors at the next scheduled Board meeting.

 AUDIT COMMITTEE REPORT

        The Audit Committee oversees the Company's accounting and financial reporting processes and the audits of its financial statements, including the performance and compensation of the Company's independent registered public accounting firm. Management has the primary responsibility for the financial statements and the financial reporting processes, including the systems of internal controls and the certification of the integrity and reliability of the Company's internal control procedures.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company's audited financial statements as of and for the period ended December 31, 2018 with management and with Deloitte & Touche LLP, and discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and Rule 2-07, Communication with Audit Committees, of Regulation S-X. In addition, the Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirement of PCAOB regarding Deloitte & Touche LLP's communication with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP that firm's independence from the Company and its management. The Committee considered whether the provision of non-audit services by Deloitte & Touche LLP to the Company is compatible with maintaining the independence of Deloitte & Touche LLP, and concluded that the independence of Deloitte & Touche LLP was not compromised by the provision of such services. Additionally, the Audit Committee pre-approved all audit and non-audit services provided to the Company by Deloitte & Touche LLP.

        Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

Respectfully submitted by the Audit Committee,
Robert J. Campbell Denise L. Devine George Lobisser Macauley Whiting, Jr.

AUDIT FEES AND SERVICES

        The aggregate fees billed to our Company by Deloitte & Touche LLP for the fiscal years ended December 31, 2017 and December 31, 2018 are as follows:

	2017	2018
Audit Fees(1)	$740,000	$1,105,000
Audit-Related Fees(2)	$15,000	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Total	$755,000	$1,105,000

(1)
Audit Fees consist of fees incurred for the audits of our annual consolidated financial statements and internal control over financial reporting, for the review of our unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of each fiscal year, fees incurred related to other SEC filings, and fees incurred related to foreign statutory audits.

(2)
Audit-Related Fees consist of fees incurred for accounting consultations, due diligence in connection with planned acquisitions, research services and auditing the separate financial statements of our subsidiaries as required by the terms of our senior credit facility.

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the categories Audit-Related, Tax and All Other Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

 EXECUTIVE AND DIRECTOR COMPENSATION

Executive Officer Compensation

        The following provides, under the scaled reporting rules applicable to emerging growth companies and smaller reporting companies, an overview of our compensation policies and programs and identifies the elements of compensation for 2018 with respect to our "named executive officers," which term is defined by Item 402 of the SEC's Regulation S-K to include (i) all individuals serving as our principal executive officer at any time during 2018, (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at December 31, 2018 and whose total compensation (excluding nonqualified deferred compensation earnings) exceeded $100,000, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the foregoing item (ii) but for the fact that the individual was not serving as an executive officer of the Company at December 31, 2018. Our named executive officers for 2018 were Jordi Ferre, our Chief Executive Officer, Graham Miao, who has served as our Executive Vice President and Chief Financial Officer since August 30, 2018, Paul Nselel, our Vice President and Global General Manager—Post Harvest, and Katherine Harper, who served as our Chief Financial Officer until August 29, 2018.

Summary Compensation Table

        The following table sets forth the total compensation earned by each of our named executive officers in 2018 and 2017.

Name and Principal Positions	Year	Salary	Bonus		Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation(2)	Total
Jordi Ferre	2018	$555,923	—		$795,284	$192,576	$451,920	$29,904	$2,025,607
Chief Executive Officer	2017	$532,000	—		$899,841	$183,198	$424,710	$24,300	$2,064,049
Graham Miao	2018	$133,269	$90,000	(4)	$399,998	$210,400	$93,819	$38,656	$966,142
Exec. V.P. and Chief Financial Officer(3)
Paul Nselel	2018	$285,000	$160,000	(4)	$542,678	$23,187	$106,711	$226,301	$1,343,877
V.P. and Global G.M.—Post Harvest	2017	—	—		—	—	—	—	—
Katherine Harper	2018	$329,280	—		$655,614	$168,504	—	$147,499	$1,300,897
Former Exec. V.P. and Chief Financial Officer(5)	2017	$450,000	—		$604,889	$123,085	$225,225	$47,012	$1,450,211

(1)
Amounts represent the full grant date fair value of the restricted stock or option awards, as applicable, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. These amounts reflect the accounting expense that we will recognize over the vesting term for the award and does not correspond to the actual value that will be realized by the executive, if any. For a discussion of valuation assumptions and methodologies, see Note 13 of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2018.

(2)
Amounts reported for 2018 represent: for Mr. Ferre, the Company's contributions to his account in our 401(k) plan ($11,000) and in our profit sharing plan ($13,750), and financial planning assistance ($5,154); for Mr. Miao, the Company's contributions to his account in our 401(k) plan ($7,754) and in our profit sharing plan ($11,458), and financial planning assistance ($19,444); for Mr. Nselel, the Company's contributions to his account in our 401(k) plan ($8,308) and in our profit sharing plan ($16,442), and relocation expenses ($201,551); and for Ms. Harper, severance payments earned in connection with her departure from the Company ($105,404), the Company's contributions to her account in our 401(k) plan ($11,000), financial planning assistance ($15,000), payment of accrued vacation in connection with her departure from the Company ($13,677) and reimbursement for COBRA expenses incurred in connection with her departure from the Company ($2,418).

(3)
Graham Miao has served as our Executive Vice President and Chief Financial Officer since August 30, 2018.

(4)
Consists of a sign-on bonus.

(5)
Ms. Harper served as Executive Vice President and Chief Financial Officer until August 29, 2018.

Narrative Disclosure to Summary Compensation Table

        Our Compensation Committee determines, or recommends to the full Board of Directors for determination, the salaries and other compensation of our executive officers (including the named executive officers listed in the Summary Compensation Table above) and makes grants under, and administers, the 2015 Plan. The employment agreements and offer letters we have entered into with our named executive officers, discussed below, set forth minimum levels of annual base salary and annual incentive compensation. During the year ended December 31, 2018, the Compensation Committee engaged the firm of Willis Towers Watson to serve as compensation consultants to review our executive compensation program design and assess our executives' compensation relative to a "peer group" of comparable companies. For purposes of our 2018 compensation decisions, our Compensation Committee used the following peer group, which was approved following a review that included input from Willis Towers Watson, to assist with the determination of compensation for our executive officers:

Aceto Corporation	Intrepid Potash, Inc.
Alico, Inc.	Inventure Foods, Inc.
American Vanguard Corporation	KMG Chemicals, Inc.
Amplify Snack Brands, Inc.	Limoneria Company
Chase Corporation	Oil-Dri Corporation of America
CVR Partners, LP	OMNOVA Solutions, Inc.
FutureFuel Corp.	Orchids Paper Products Company
Hawkins, Inc.	Quaker Chemical Corporation
Innophos Holdings, Inc.	Trecora Resources

        Our compensation program is heavily weighted towards performance-based compensation, reflecting our philosophy of increasing our long-term value and supporting strategic initiatives. Total compensation and other benefits for our named executive officers primarily consist of the following elements:

  •
  base salary;

  •
  annual cash performance-based incentive compensation;

  •
  long-term equity incentives; and

  •
  other broad-based benefits.

        In 2018, we paid base salaries of $560,000 to Mr. Ferre, $450,000 to Mr. Miao (beginning with the commencement of his employment with us on August 30, 2018), $300,000 to Mr. Nselel (beginning with the commencement of his employment with us on January 8, 2018) and $450,000 to Ms. Harper until her departure from the Company on August 29, 2018.

        Each year, each of our named executive officers has a target cash incentive payout amount, expressed as a percentage of that executive officer's base salary, based on the achievement of goals established each year by the Compensation Committee. For 2018, the target amounts for these cash incentives were 100% for Mr. Ferre, 70% for Mr. Miao, 45% for Mr. Nselel and 70% for Ms. Harper, in each case based on the achievement of performance metrics in each of the following categories: EBITDA (40%), total sales (25%), new product sales growth (25%) and the non-financial metrics environmental health and safety, value realization from mergers, acquisitions and strategic partnerships and DSO (10%).

        Each year, we grant equity awards to our named executive officers under our 2015 Plan. In 2018, the target award values of these awards were allocated among the following components: 50% of the target value delivered as performance-based equity awards, assuming target level achievement of applicable performance goals, 30% of the target value delivered as restricted stock awards and 20% of the target value delivered as stock options. The restricted stock awards and stock options vest in equal installments on each of the first three anniversaries of the grant date, and the performance-based equity awards cliff vest at the end of the three-year performance period, in an amount equal to a percentage of the target number of shares determined in reference to the extent to which the Company has achieved specified performance goals. The performance criteria for the performance-based equity awards granted in 2018 is based on relative total shareholder return of the Common Stock, as compared to the Company's 2018 peer group described above, over a three full calendar year performance period, starting with the calendar year in which the grant was made. The percentage of the target number of shares that can vest under the performance-based equity awards granted in 2018 is as follows:

Company's TSR Percentile Rank	Vesting Percentage of Target No. of Shares
Below 25th Percentile	0%
25th Percentile	50% (threshold)
50th Percentile	100% (target)
75th Percentile	150% (maximum)

        In the event that the Company's relative TSR percentile rank for the performance period falls between any of the thresholds set forth above (to the extent greater than the threshold and lower than the maximum), the vesting percentage will be determined by linear interpolation between those thresholds.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information regarding unexercised options and unvested restricted stock awards for each of our named executive officers that were outstanding as of December 31, 2018.

						Stock Awards
	Option Awards									Equity incentive plan awards: Market or payout value of unearned shares that have not vested(1)
									Equity incentive plan awards: Number of unearned shares that have not vested(2)
Name	Number of Securities Underlying Unexercised Options— Exercisable	Number of Securities Underlying Unexercised Options— Unexercisable		Option Exercise Price	Option Expiration Date	Number of shares that have not vested		Market value of shares, units or other rights that have not vested(1)
Jordi Ferre	62,072	31,038	(3)	$5.37	10/3/2026	31,038	(4)	$117,634	—	—
	25,550	51,100	(5)	$4.37	3/31/2027	38,334	(6)	$145,286	95,800	$363,082
	—	54,400	(7)	$7.35	3/29/2028	40,800	(8)	$154,632	68,050	$257,910
Graham Miao	—	59,435	(9)	$6.73	8/30/2028	59,435	(10)	$225,259	—	—
Paul Nselel	—	6,660	(11)	$7.35	3/29/2028	23,336	(12)	$88,443	—	—
	—	—		—	—	4,900	(13)	$18,571	8,150	$30,889

(1)
The market value of these stock awards is based on the closing price of our Common Stock on the NASDAQ Global Market on December 31, 2018, which was $3.79.

(2)
The named executive officers received grants of performance share awards under the 2015 Plan in March of each of 2017 and 2018. The number of performance shares set forth in this column represents the projected number of performance shares, as of December 31, 2018, that each named executive officer could earn at the end of the three-year performance periods ending December 31, 2019 (for the 2017 grant) and December 31, 2020 (for the 2018 grant) based on actual performance during the elapsed portion of the applicable award period. The number of performance shares actually earned by the named executive officers will be determined based on our performance over the entire three-year award period for each of the grants, and such amount may differ significantly from the amounts shown in this column.

(3)
This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (October 3, 2016).

(4)
This award vests as to one-third of the 93,110 shares initially subject thereto on each of the first three anniversaries of the date of grant (October 3, 2016).

(5)
This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (March 31, 2017).

(6)
This award vests as to one-third of the 57,500 shares subject thereto on each of the first three anniversaries of the date of grant (March 31, 2017).

(7)
This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (March 29, 2018).

(8)
This award vests as to one-third of the 40,800 shares initially subject thereto on each of the first three anniversaries of the date of grant (March 29, 2018).

(9)
This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (August 30, 2018).

(10)
This award vests as to one-third of the 59,435 shares initially subject thereto on each of the first three anniversaries of the date of grant (August 30, 2018).

(11)
This option vests as to one-third of the shares subject thereto on each of the first three anniversaries of the date of grant (March 29, 2018).

(12)
This award vests as to the 60,614 shares initially subject thereto as follows: 61.5% on November 1, 2018, 21.7% on November 1, 2019, and 16.8% on November 1, 2020.

(13)
This award vests as to one-third of the 4,900 shares initially subject thereto on each of the first three anniversaries of the date of grant (March 29, 2018).

Executive Stock Ownership Guidelines

        A key element of our compensation philosophy is to align the interests of our executive officers with those of our stockholders by providing appropriate long-term incentives. To further this objective, since November 2017 we have maintained stock ownership guidelines applicable to each of our executive officers. Each executive is expected to own, by a date no later than five years after the person is appointed to his or her position as an executive officer, shares of our Common Stock with a value that on that date is equal to the following multiple of his or her annual base salary:

Position	Base Salary Multiple Requirement
Chief Executive Officer	5x
Chief Financial Officer	3x
All other executive officers	2x

        Until the required stock ownership level is achieved, each officer is required to retain at least 50% of the net after-tax performance equity award shares that are earned, and 50% of the net after-tax restricted shares that vest.

Clawback Policy

        The Board has adopted a formal policy to recover certain incentive-based income from our executive officers if we are required to materially restate our financial statements as a result of fraud, misconduct or gross negligence, not necessarily due to actions of the particular executive officer. In the event of a restatement, the Company will seek to recover, at the direction of the Board after it has reviewed the facts and circumstances that led to the requirement for the restatement and costs and benefits of seeking recovery, the amount of incentive-based income received by an officer during the three-year period immediately preceding the date on which the Company is required to prepare the restatement. The Board will determine in its discretion the amount, if any, the Company will seek to recover from such covered officer. The Company may offset the recovery amount against current or future incentive-based income. In addition, the Board may, to the extent permitted by law, take other remedial and recovery action, as determined by the Board. The recovery of incentive-based income under this policy is in addition to any other right or remedy available to the Company.

        The 2015 Plan includes a clawback provision, pursuant to which we have the right to cause the cancellation or require reimbursement of any award under the 2015 Plan, or otherwise recoup equity or other compensation provided under the 2015 Plan, in accordance with Company policies in existence from time to time (including the policy described above) and/or applicable law. Such clawback provision is applicable if the Company is required to restate its financial statements or results as a result of noncompliance by the Company with any federal securities laws.

Employment and Severance Agreements

        We have entered into employment agreements or offer letters with each of our executive officers, summarized below.

Jordi Ferre

        In connection with his appointment as our Chief Executive Officer, Jordi Ferre entered into an employment agreement, dated as of July 14, 2016, (the "Ferre Employment Agreement"), with the Company. Pursuant to the Ferre Employment Agreement, Mr. Ferre serves as Chief Executive Officer of the Company, reporting to the Board, for an initial term of three years commencing on October 3, 2016, with automatic successive one-year renewal terms thereafter unless either party gives notice of non-renewal 30 days prior to the end of the then-current term. Mr. Ferre also serves on the Board pursuant to the Ferre Employment Agreement.

        Mr. Ferre is entitled to receive an initial base salary of $500,000 per year, subject to annual reviews and potential increases, in the discretion of the Compensation Committee. Mr. Ferre received a one-time bonus of $150,000 in connection with the commencement of his employment, as well as reimbursement for up to $50,000 in the aggregate of relocation, temporary living and personal travel expenses. Mr. Ferre is also entitled to an annual bonus for each full fiscal year during his employment term, with a target bonus amount equal to 100% of his annual base salary, subject to the achievement of performance objectives to be established by the Compensation Committee each year.

        Pursuant to the Ferre Employment Agreement, in connection with the commencement of his employment Mr. Ferre received grants of equity awards under the 2015 Plan consisting of (i) 93,110 shares of restricted stock and (ii) nonqualified stock options to purchase 93,110 shares of the Company's common stock, in each case subject to vesting in three equal annual installments. In addition, commencing in 2017 and in each successive year of Mr. Ferre's employment, he is entitled to receive equity awards having a total target value of $1,000,000 on the date of grant.

        If Mr. Ferre's employment under the Ferre Employment Agreement is terminated by the Company without "Cause" or by Mr. Ferre for "Good Reason" (as such terms are defined in the Ferre

Employment Agreement), or if the Company elects not to extend the term of employment under the Ferre Employment Agreement beyond the then-current term, the Company will be obligated to pay to Mr. Ferre (i) all accrued but unpaid salary and benefits, (ii) an amount equal to 1.5 times his base salary then in effect, payable in equal installments over a 12-month period, and (iii) the cost of his and his dependents' coverage under COBRA for an 18-month period. The Company's obligation to pay any of the foregoing severance obligations (other than salary and benefits accrued through the date of termination of employment) would be subject to Mr. Ferre's execution of a release of all claims against the Company, and such release having become irrevocable.

        The Ferre Employment Agreement contains customary confidentiality provisions, which apply both during and after the term of the Ferre Employment Agreement, and customary non-competition and non-solicitation provisions, which apply during the term of the Ferre Employment Agreement and for 18 months thereafter.

Graham Miao

        In connection with his appointment as our Executive Vice President and Chief Financial Officer, Graham Miao entered into an offer letter, dated as of August 20, 2018 (the "Miao Offer Letter"), with the Company. Pursuant to the Miao Offer Letter, Mr. Miao is entitled to receive an initial base salary of $450,000 per year, subject to annual reviews and potential increases, in the discretion of the Compensation Committee. Mr. Miao received a signing bonus of $90,000, subject to repayment in part under certain circumstances. Mr. Miao is also entitled to an annual bonus for each full fiscal year during his employment term, with a target bonus amount equal to 70% of his annual base salary, subject to the achievement of performance objectives to be established by the Compensation Committee each year. For 2018, Mr. Miao's annual bonus was pro-rated based on the portion of the year that Mr. Miao was employed by the Company.

        Pursuant to the Miao Offer Letter, in connection with the commencement of his employment, Mr. Miao received grants of equity awards under the 2015 Plan consisting of (i) 59,435 shares of restricted stock and (ii) nonqualified stock options to purchase 59,435 shares of the Company's common stock, in each case subject to vesting in three equal annual installments following the commencement of employment. In addition, commencing in 2019 and in each successive year of Mr. Miao's employment, he is entitled to receive equity awards at the level of 125% of his annual base salary, calculated in the manner described in the Miao Offer Letter.

        If Mr. Miao's employment under the Miao Offer Letter is terminated by the Company without "Cause" or by Mr. Miao for "Good Reason" (as such terms are defined in the Miao Offer Letter), the Company will be obligated to pay to Mr. Miao (i) all accrued but unpaid salary and benefits, (ii) an amount equal to 1.5 times his base salary then in effect (unless termination occurs within 12 months of Mr. Miao's start date, in which case the amount would be equal to 1.0 times his base salary then in effect), payable in equal installments over a 12-month period, and (iii) if Mr. Miao elects continued "COBRA" health care coverage for himself or his eligible dependents, an amount equal to the difference between the premium paid for such COBRA coverage and the premium charged by the Company to an active employee for comparable coverage, payable over an 18-month period (or such shorter period as Mr. Miao elects to receive COBRA coverage). The Company's obligation to pay any of the foregoing severance obligations (other than salary and benefits accrued through the date of termination of employment) would be subject to (i) Mr. Miao's execution of a release of all claims against the Company, and such release having become irrevocable, and (ii) Mr. Miao's compliance with his continuing obligations (including regarding confidentiality and non-competition) under the Company's standard employment agreement for U.S. employees.

Paul Nselel

        In connection with his appointment as our Vice President and Global General Manager—Post Harvest, Paul Nselel entered into an offer letter, dated as of December 13, 2017 (the "Nselel Offer Letter"), with the Company. Pursuant to the Nselel Offer Letter, Mr. Nselel is entitled to receive an initial base salary of $300,000 per year, subject to annual reviews by the Compensation Committee. Mr. Nselel received a signing bonus of $160,000, subject to repayment in part under certain circumstances. Mr. Nselel is also eligible to participate in the Company's annual performance bonus program, with a target bonus amount equal to 45% of his annual base salary, subject to the achievement of performance objectives to be established by the Compensation Committee each year.

        Pursuant to the Nselel Offer Letter, in connection with the commencement of his employment, Mr. Nselel received a grant of 60,614 shares of restricted stock, with the following vesting schedule: 61.5% on November 1, 2018, 21.7% on November 1, 2019, and 16.8% on November 1, 2020. In addition, he is entitled to receive annual equity awards at the level of 40% of his annual base salary.

Katherine Harper

        In connection with her appointment as our Executive Vice President and Chief Financial Officer, Katherine Harper entered into an employment agreement, dated as of September 26, 2016, (the "Harper Employment Agreement"), with the Company. Pursuant to the Harper Employment Agreement, Ms. Harper served as Chief Financial Officer of the Company, reporting to the Chief Executive Officer, for an initial term of three years commencing on October 3, 2016, with automatic successive one-year renewal terms thereafter unless either party gave notice of non-renewal 30 days prior to the end of the then-current term.

        Ms. Harper was entitled to receive an initial base salary of $450,000 per year, subject to annual reviews and potential increases, in the discretion of the Compensation Committee. Ms. Harper received a one-time bonus of $50,000 in connection with the commencement of her employment. Ms. Harper was also entitled to an annual bonus for each full fiscal year during her employment term, with a target bonus amount equal to 70% of her annual base salary, subject to the achievement of performance objectives to be established by the Compensation Committee each year.

        Pursuant to the Harper Employment Agreement, in connection with the commencement of her employment Ms. Harper received grants of equity awards under the 2015 Plan consisting of (i) 74,488 shares of restricted stock and (ii) nonqualified stock options to purchase 74,488 shares of the Company's common stock, in each case subject to vesting in three equal annual installments. In addition, commencing in 2017 and in each successive year of Ms. Harper's employment, she was entitled to receive equity awards having a total target value equal to 150% of her base salary on the date of grant.

        If Ms. Harper's employment under the Harper Employment Agreement was terminated by the Company without "Cause" or by Ms. Harper for "Good Reason" (as such terms are defined in the Harper Employment Agreement), or if the Company elected not to extend the term of employment under the Harper Employment Agreement beyond the then-current term, the Company would be obligated to pay to Ms. Harper (i) all accrued but unpaid salary and benefits, (ii) an amount equal to 1.5 times her base salary then in effect, payable in equal installments over a 12-month period, and (iii) if Ms. Harper elected continued "COBRA" health care coverage for herself or her eligible dependents, an amount equal to the difference between the premium paid for such COBRA coverage and the premium charged by the Company to an active employee for comparable coverage, payable over a 12-month period (or such shorter period as Ms. Harper elected to receive COBRA coverage). The Company's obligation to pay any of the foregoing severance obligations (other than salary and benefits accrued through the date of termination of employment) would be subject to Ms. Harper's execution of a release of all claims against the Company, and such release having become irrevocable.

        The Harper Employment Agreement contained customary confidentiality provisions, applicable both during and after the term of the Harper Employment Agreement, and customary non-competition and non-solicitation provisions, applicable during the term of the Harper Employment Agreement and for 18 months thereafter.

        On October 16, 2018, the Company and Ms. Harper entered into a separation agreement and release (the "Harper Separation Agreement"), setting forth the terms of Ms. Harper's departure from the Company. Pursuant to the terms of the Harper Separation Agreement, following a revocation period provided for by the Harper Separation Agreement, Ms. Harper became entitled to receive, among other things, (i) a severance payment in amount equal to 1.5 times her base salary at the time of the termination of her employment of $456,750, payable in equal installments over a 12-month period, and (ii) an amount equal to the difference between the premium paid for any COBRA coverage elected by Ms. Harper and the premium charged by the Company to an active employee for comparable coverage, for up to a 12-month period. The Harper Separation Agreement also provides that the options Ms. Harper held to purchase shares of the Company's common stock and the 85,938 restricted shares of the Company's common stock she held became fully vested. The Harper Separation Agreement contains customary confidentiality provisions and a release of claims, as well as an acknowledgment of Ms. Harper's existing non-competition and non-solicitation obligations, pursuant to the Harper Employment Agreement.

Director Compensation and Ownership Guidelines

        Beginning in 2016, the Board, based on the recommendation of the Compensation Committee, approved a compensation plan for independent directors (the "Director Compensation Plan"), which sets forth the terms upon which non-employee directors (other than Mr. Kraef, who is not entitled to receive any compensation) were compensated for their service on the Board. Under the terms of the Director Compensation Plan, each participating non-employee director receives an annual cash retainer of $60,000, the Chair of the Board receives an additional annual cash retainer of $40,000, and the Chairs of the Audit Committee, Compensation Committee and Governance and Nominating Committees receive an additional cash retainer of $10,000, $7,500 and $5,000, respectively. Commencing with the third quarter of 2016, each participating non-employee director may elect to receive shares of our common stock in lieu of cash retainers. In addition, each participating non-employee director receives, effective the date of our annual meeting of stockholders, a grant, under the 2015 Plan, of shares of restricted stock having a value on the grant date equal to $75,000 (or, in the case of the Chair of the Board, $100,000), pro-rated based on the portion of the year in which the individual served as a director or Chair, in each case subject to vesting on the first anniversary of the grant date. We also reimburse directors for reasonable travel and other expenses in connection with attending meetings of the Board.

        The following table provides compensation information for our non-employee directors who earned compensation for service on our Board in 2018.

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Total
Robert J. Campbell	$70,000	$75,000	$145,000
Denise L. Devine(3)	$51,288	$64,110	$115,398
Nance K. Dicciani	$100,000	$100,000	$200,000
Gregory M. Freiwald	$67,500	$75,000	$142,500
George Lobisser	$60,000	$75,000	$135,000
Macauley Whiting, Jr.	$60,000	$75,000	$135,000

(1)
Amounts represent the full grant date fair value of the restricted stock awards, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. These amounts reflect the accounting expense that we will recognize over the vesting term for these awards and do not correspond to the actual value that will be realized by the directors, if any. For a discussion of valuation assumptions and methodologies, see Note 13 of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2018.

(2)
As of December 31, 2018, the aggregate number of restricted stock awards held by each director were as follows: Mr. Campbell, Mr. Freiwald, Mr. Lobisser, and Mr. Whiting, 10,402 shares each; Ms. Dicciani, 13,869 shares; and Ms. Devine, 8,891 shares.

(3)
Ms. Devine was appointed to the Board effective February 23, 2018.

        Since May 2016 we have maintained stock ownership guidelines applicable to each of our non-employee directors. Each non-employee director is expected to own, by a date no later than five years after the person is elected or appointed to serve on the Board, shares of our Common Stock with a value that on that date equal three times his or her annual cash retainer for service as a director (and, if a non-employee director's annual cash retainer increases, he or she has a period of one year from the date of such increase to acquire any additional shares needed to achieve the increased ownership level).

Compensation Committee Interlocks and Insider Participation

        Ms. Devine, Ms. Dicciani, Mr. Freiwald and, Mr. Whiting served on the Compensation Committee in 2018. No member of the committee has served as one of our officers or employees at any time, except that Ms. Dicciani served, without compensation, as a member of the Office of the Chair on an interim basis from March 10, 2016 until October 3, 2016. None of our executive officers serve, or in the past fiscal year has served, as a member of the board of directors or Compensation Committee of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

Securities Authorized for Issuance under Equity Compensation Plans

        The 2015 Plan, is our only equity-based compensation plan. The following table sets forth information as of December 31, 2018, concerning the 2015 Plan, which was approved by stockholders.

Plan Category	No. of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price per Share of Outstanding Options	No. of Securities Remaining Available for Future Issuance Under the 2015 Plan
Equity compensation plan approved by security holders	721,869	$10.57	2,647,990

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

        The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of April 15, 2019 by:

  •
  each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

        The following table lists the number of shares and percentage of shares beneficially owned based on 51,453,233 shares of Common Stock outstanding as of the Record Date.

        Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days of the Record Date, are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

        Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Except as indicated in the footnotes to this table, the address for each beneficial owner is c/o AgroFresh Solutions, Inc., One Washington Square, 510-530 Walnut St., Suite 1350, Philadelphia, Pennsylvania 19106.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Approximate percentage of outstanding Shares
Dow Inc.(1)	24,001,151	44.1%
T. Rowe Price Associates, Inc.(2)	7,384,111	14.4%
Franklin Resources, Inc.(3)	3,651,600	7.1%
First Manhattan Co(4)	2,880,437	5.6%
Highbridge Capital Management, LLC(5)	2,725,000	5.3%
Nance K. Dicciani(6)	145,893	*
Robert J. Campbell(7)	79,116	*
Denise L. Devine(8)	11,091	*
Gregory M. Freiwald(9)	74,741	*
Torsten Kraef	5,000	*
George Lobisser(10)	35,594	*
Macauley Whiting, Jr.(11)	60,741	*
Jordi Ferre(12)	265,849	*
Thomas Ermi(13)	121,111	*
Graham Miao	10,000
All directors and executive officers as a group (eleven individuals)(14)	844,746	1.6%

*
Less than 1%.

(1)
Based on an amendment to Schedule 13D filed on April 3, 2019. Includes 3,000,000 shares of Common Stock which the stockholder has the right to acquire upon the exercise of warrants that are currently exercisable. The business address of Dow Inc. is 2211 H.H. Dow Way, Midland, MI 48674.

(2)
Based on an amendment to Schedule 13G filed on February 14, 2019 by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. The business address of each of the reporting persons is 100 E. Pratt Street, Baltimore, Maryland 21202.

(3)
Based on a Schedule 13G filed on January 25, 2019 by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Templeton Investment Counsel, LLC ("TIC"). The business address of each of the reporting persons other than TIC is One Franklin Parkway, San Mateo, CA 94403-1906, and the business address of TIC is 300 S.E. 2nd Street, Fort Lauderdale, FL 33301.

(4)
Based on an amendment to Schedule 13G filed on February 11, 2019. The business address of First Manhattan Co is 399 Park Avenue, New York, New York 10022.

(5)
Based on a Schedule 13G filed on January 28, 2019 by Highbridge Capital Management, LLC and 1992 MSF International Ltd. Consists of shares of Common Stock issuable upon the exercise of warrants that are currently exercisable. The business address of each of the reporting persons is 40 West 57th Street, 32nd Floor, New York, NY 10019.

(6)
Includes: (i) 129,024 shares of Common Stock: (ii) 13,869 shares of restricted Common Stock which vest in full on June 4, 2019; and (iii) 3,000 shares which are owned by Ms. Dicciani's domestic partner.

(7)
Includes: (i) 10,402 shares of restricted Common Stock which vest in full on June 4, 2019; and (ii) 4,594 shares of Common Stock that are subject to forfeiture on July 31, 2020 unless the last sales price of the Common Stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one period of 20 trading days within any 30-trading day period prior to that date.

(8)
Includes 8,891 shares of restricted Common Stock that vest in full on June 4, 2019.

(9)
Includes 10,402 shares of restricted Common Stock which vest in full on June 4, 2019.

(10)
Includes 10,402 shares of restricted Common Stock which vest in full on June 4, 2019.

(11)
Includes 10,402 shares of restricted Common Stock which vest in full on June 4, 2019.

(12)
Includes 131,305 shares of Common Stock issuable upon exercise of stock options that are currently exercisable.

(13)
Includes 94,232 shares of Common Stock issuable upon exercise of options that are currently exercisable.

(14)
Includes, in addition to the shares of common stock issuable upon stock options that are currently exercisable as described in footnotes 6 through 13 above, 1,900 shares of Common Stock issuable upon exercise of stock options that are currently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, management believes that all of these reports were filed in a timely manner during 2018, except that one report, reporting two transactions, was filed after the applicable deadline by each of Mr. Ferre, Ms. Harper, Mr. Ermi, Mr. Nselel, and Mark Zettler, and one report, reporting one transaction, was filed after the applicable deadline by each of Ms. Dicciani and Mr. Lobisser.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee has the responsibility to review and approve all related party transactions, as contemplated by Item 404 of the SEC's Regulation S-K, to prevent potential conflicts of interest and to ensure that related party transactions are disclosed in the reports that the Company files with the SEC as and when required by applicable securities laws and regulations. The term "related party transaction" is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds $120,000, and in which any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company and its subsidiaries.

        The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction. No director may participate in the approval of any transaction in which he or she is a related party, but that director is required to provide the Audit Committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete a directors' and officers' questionnaire on an annual basis that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee, or officer.

        The following paragraphs discuss related party transactions that occurred during 2018 and/or that are contemplated during 2019 (other than compensation paid or awarded to the Company's directors, director nominees and executive officers that is required to be discussed, or is exempt from discussion, in the sections of this proxy statement entitled "Compensation of Executive Officers" and "Compensation of Directors").

        On November 29, 2016, the Company entered into a Mutual Services Agreement (the "Services Agreement") with George Lobisser, a member of the Company's board of directors, and RipeLocker, LLC ("RipeLocker"). On the same date, the Company made a minority investment in RipeLocker. The Company made a further minority investment in RipeLocker in February 2019. Mr. Lobisser is the Chief Executive Officer and a principal owner of RipeLocker. Pursuant to the Services Agreement, among other things, (i) the Company agreed to provide RipeLocker with technical support, in the form of access to the Company's research and development personnel for a specified number of hours for purposes of providing advice and input relating to RipeLocker's products and services, and (ii) Mr. Lobisser agreed to provide consulting services to the Company as may be reasonably requested by the Company from time to time. Mr. Lobisser was to receive a consulting fee of $5,000 per full day for time spent performing consulting services under the Services Agreement (pro-rated for any partial day), plus reimbursement for out-of-pocket expenses, provided that for each hour of technical support provided by the Company to RipeLocker, Mr. Lobisser would provide one-half hour of consulting services for no consideration. In February 2017, the parties agreed to substantially curtail any mutual consulting services to be provided under the Services Agreement, and that any further services would be provided at no charge.

        The Services Agreement contains customary mutual provisions regarding confidentiality and non-solicitation of employees, as well as provisions regarding ownership of intellectual property. In addition, pursuant to the Services Agreement RipeLocker has granted the Company a right of first offer with respect to any proposed capital raise, sale of the business or distribution arrangement by RipeLocker, and has agreed not to grant any distribution rights with respect to its products or services to any competitor of the Company, in each case provided that the Company continues to own at least a specified minimum percentage of RipeLocker's outstanding equity securities. The Services Agreement has an initial term of one year, with automatic successive one-year renewal terms thereafter unless either party gives notice of non-renewal 30 days prior to the end of the then-current term. The effectiveness of the Services Agreement is subject to and conditioned on RipeLocker amending its limited liability company agreement to provide RipeLocker's members (including the Company) with customary preemptive rights, and to provide the Company with certain over-allotment rights.

 PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

        Our Certificate of Incorporation provides that the number of our directors, other than those who may be elected by the holders of one or more series of our preferred stock, shall be fixed from time to time by resolution of our Board of Directors. Presently, the number of directors is fixed at nine, including the Preferred Director, with one vacancy on the Board.

Nominees

        Robert Campbell, Denise L. Devine, Nance Dicciani, Jordi Ferre, Gregory Freiwald, George Lobisser and Macauley Whiting have been nominated by our Board of Directors for re-election at the annual meeting. Accordingly, following the meeting, the Board will consist of eight members (including the Preferred Director), with one vacancy. Biographical information regarding each of these nominees is included under the heading "Information About Directors and Director Nominees," above.

        The Board of Directors expects that each of the nominees listed above will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors may nominate. If a nominee is unable to serve as a director, the Board of Directors may reduce its size or choose a substitute.

        Although there will be one directorship vacancy following the annual meeting, proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

Vote Required

        The Company's Bylaws require that in an uncontested election each director will be elected by the vote of the majority of the votes cast. A majority of votes cast means that the number of shares cast "FOR" a director's election exceeds the number of votes cast "AGAINST" that director. A share whose ballot is marked as withheld, which is otherwise present at the meeting but for which there is an abstention, or to which a stockholder gives no authority or direction shall not be considered a vote cast. You may vote "FOR" all nominees, "AGAINST" all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

        The Board of Directors unanimously recommends a vote "for" the election of all nominees to serve as directors.

 PROPOSAL 2

APPROVAL AND ADOPTION OF THE SECOND AMENDMENT TO THE AGROFRESH SOLUTIONS, INC. 2015 INCENTIVE COMPENSATION PLAN

Background

        The 2015 Plan was approved by our stockholders on July 29, 2015, following adoption of the 2015 Plan by our Board of Directors, and was amended following approval by our stockholders on June 1, 2017.

        As of the record date, the following shares were authorized and available for issuance under the 2015 Plan, prior to the amendment described below:

Authorized	5,150,000
Available for Issuance	1,644,542

        In February 2019, the Compensation Committee approved grants of stock options, restricted stock and other awards under the 2015 Plan to employees and officers of the Company, all of which were effected on March 29, 2019. The following table provides information regarding option awards as of April 15, 2019 (including options granted on March 29, 2019):

Total shares underlying outstanding options	1,191,199
Weighted average exercise price of outstanding options	$7.54
Weighted average remaining contractual life of outstanding options	8.01

        In order to continue to provide the appropriate equity incentives to employees and other service providers in the future, as well as to minimize potential adverse tax consequences to both the award recipients and us, on February 27, 2019, our Board approved, subject to stockholder approval, a second amendment to the 2015 Plan, which further amends the Plan to increase the number of shares of Common Stock reserved for issuance under the 2015 Plan, including the number of shares which may be issued with respect to Incentive Stock Option awards under the 2015 Plan, by 2,000,000 shares, from 5,150,000 to 7,150,000.

        Our Board recommends that stockholders approve these changes to the 2015 Plan, and if the stockholders do not approve them, the second amendment will not go into effect and our Board will consider whether to adopt an alternative arrangement based on its assessment of our needs. The text of the proposed second amendment to the 2015 Plan is attached herein in substantial form as Appendix A to this Proxy Statement.

        As discussed below, the 2015 Plan is intended to (i) be eligible under the "plan lender" exemption from the margin requirements of Regulation G under the Exchange Act, (ii) comply with the incentive stock options rules under Section 422 of the Internal Revenue Code (the "Code") and (iii) comply with the stockholder approval requirements for the listing of shares on the NASDAQ.

        The following is a summary of certain principal features of the 2015 Plan. The below summary is not complete, and you are urged to read the actual text of the 2015 Plan and first and second amendments in their entireties.

Purpose

        The purpose of the 2015 Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to the Company or its subsidiaries, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Shares Available for Awards; Annual Per-Person Limitations

        Under the 2015 Plan, the total number of shares of our common stock (the "Shares") currently reserved and available for delivery under the 2015 Plan ("Awards") at any time during the term of the 2015 Plan is 5,150,000.

        If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or if an Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject will, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the 2015 Plan.

        Substitute Awards will not reduce the Shares authorized for delivery under the 2015 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2015 Plan and will not reduce the Shares authorized for delivery under the 2015 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.

        The 2015 Plan imposes individual limitations on the amount of certain Awards to be granted to any participant during one calendar year. Under these limitations, in any fiscal year of the Company during any part of which the 2015 Plan is in effect, no participant may be granted (i) stock options or stock appreciation rights with respect to more than 825,000 Shares, or (ii) performance shares (including shares of restricted stock, restricted stock units, and other stock based-awards that are subject to satisfaction of performance goals), with respect to more than 825,000 Shares, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out to any one participant as performance units with respect to any 12-month performance period is $2,000,0000, and with respect to any performance period that is more than 12 months, $4,000,0000.

        The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

        The maximum number of Shares that may be delivered under the 2015 Plan as a result of the exercise of incentive stock options is 5,150,000 Shares, subject to certain adjustments.

        The Compensation Committee is authorized to adjust the limitations on the number of Shares available for issuance under the 2015 Plan and the individual limitations on the amount of certain Awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections titled "Acceleration of Vesting; Change in Control" and "Other Adjustments" below for a summary of certain additional adjustment provisions of the 2015 Plan.

Eligibility

        The persons eligible to receive Awards under the 2015 Plan are the officers, directors, employees and consultants who provide services to the Company or any subsidiary. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code ("ISOs"). An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2015 Plan.

Administration

        The 2015 Plan is administered by the Compensation Committee, provided that, except as otherwise expressly provided in the 2015 Plan, the independent members of the Board may elect to exercise any power or authority granted to the Compensation Committee under the 2015 Plan. Subject to the terms of the 2015 Plan, the Compensation Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2015 Plan, construe and interpret the 2015 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the 2015 Plan. Decisions of the Compensation Committee shall be final, conclusive and binding on all persons or entities, including the Company, any subsidiary or any participant or beneficiary, or any transferee under the 2015 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights

        The Compensation Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Compensation Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a "10% owner") will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

        For purposes of the 2015 Plan, the term "fair market value" means the fair market value of Shares, Awards or other property as determined by the Compensation Committee or under procedures established by the Compensation Committee. Unless otherwise determined by the Compensation Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Compensation Committee on the date the Award is authorized by the Compensation Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Compensation Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Compensation Committee. Accordingly, the Compensation Committee may permit the exercise price of options awarded under the 2015 Plan to be paid in cash, Shares, other Awards or other property (including loans to participants).

        The Company may grant stock appreciation rights in tandem with options, which we refer to as "Tandem stock appreciation rights", under the 2015 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option's exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

        The Compensation Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a shareholder of the Company (including voting and dividend rights), unless otherwise determined by the Compensation Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

        The Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Shares, Awards or otherwise as specified by the Compensation Committee. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Cash Obligations

        The Compensation Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of Company obligations to pay cash under the 2015 Plan or other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

Other Stock-Based Awards

        The Compensation Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Compensation Committee determines the terms and conditions of such Awards.

Performance Awards

        The Compensation Committee is authorized to grant performance Awards to participants on terms and conditions established by the Compensation Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Compensation Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares or other property, or any combination thereof, as determined by the Compensation Committee.

        If and to the extent that the Compensation Committee determines that the foregoing provisions of the 2015 Plan are to be applicable to any Award, one or more of the following business criteria for the Company, on a consolidated basis, and/or for subsidiaries, or for business or geographical units of the Company and/or a subsidiary (except with respect to the total shareholder return and earnings per share criteria), are to be used by the Compensation Committee in establishing performance goals for Awards under the 2015 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow (including operating cash flow, free cash flow, discounted return on investment and cash flow in excess of cost of capital); (4) operating margin; (5) return on assets, sales, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; (18) the fair market value of a Share; and/or (19) "consolidated EBITDA," as defined in the 2015 Plan. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company.

        After the end of each performance period, the Compensation Committee will determine and certify whether the performance goals have been achieved. In determining the achievement of such performance goals, the Compensation Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Compensation Committee specifies at the time the Award is granted.

        The Compensation Committee may, in its discretion, determine that the amount payable as a performance Award will be reduced from the amount of any potential Award.

Other Terms of Awards

        Awards may be settled in the form of cash, Shares, other Awards or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Compensation Committee is authorized to place cash, Shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2015 Plan. The Compensation Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2015 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Compensation Committee may, in its discretion, permit transfers, subject to any terms and conditions the Compensation Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2015 Plan from or through any participant will be subject to all terms and conditions of the 2015 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Compensation Committee, and to any additional terms and conditions deemed necessary or appropriate by the Compensation Committee.

        Awards under the 2015 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Compensation Committee may, however, grant Awards in exchange for other Awards under the 2015 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control

        Subject to certain limitations, the Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award. In the event of a "change in control" of the Company, as defined in the 2015 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any Award agreement, or to the extent otherwise determined by the Compensation Committee in its sole discretion in each particular case, (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the "change in control" will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or another stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2015 Plan, the Compensation Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the "change in control").

        Subject to any limitations contained in the 2015 Plan relating to the vesting of Awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any "change in control," the agreement relating to such transaction and/or the Compensation Committee may provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2015 Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2015 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

        The Compensation Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Compensation Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Compensation Committee may not make any adjustment described in this paragraph if doing so would cause any Award granted under the 2015 Plan to participants designated by the Compensation Committee as "covered employees" and intended to qualify as "performance-based compensation" under Section 162(m) of the Code to otherwise fail to qualify as "performance-based compensation."

Clawback of Benefits

        The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2015 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a "clawback policy." In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the 2015 Plan or an Award agreement or otherwise, in accordance with any clawback policy. By accepting an Award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant's Award agreements (and/or awards issued under the Prior Plans) may be unilaterally amended by the Company, without the participant's consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy.

Amendment and Termination

        The Board may amend, alter, suspend, discontinue or terminate the 2015 Plan or the Compensation Committee's authority to grant Awards without the consent of shareholders or participants or beneficiaries, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2015 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2015 Plan; provided that, except as otherwise permitted by the 2015 Plan or Award agreement, without the consent of an affected participant, no such Compensation Committee or the Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2015 Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the 2015 Plan, (ii) termination of the 2015 Plan by the Board, or (iii) the tenth anniversary of the effective date of the 2015 Plan. Awards outstanding upon expiration of the 2015 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

        The 2015 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

        An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2015 Plan. On exercise of a nonqualified stock option granted under the 2015 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

        If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee's tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee's tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

        The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

        Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder's tax basis in that Share will be long-term capital gain or loss.

        If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period (a "Disqualifying Disposition"), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the

Share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

        An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents "pyramiding" or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

        For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

        The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

        Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2015 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2015 Plan, the difference between the sales price and the recipient's basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

        The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights

        The Company may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone stock appreciation rights, or Tandem stock appreciation rights, under the 2015 Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

        With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

        With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the recipient will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

        In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, the Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

        Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations

        Section 162(m) to the Code, generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year. For all plan years prior to January 1, 2018, compensation that qualified as "performance-based compensation" was excluded from the $1 million deductibility cap, and therefore remained fully deductible by the company that pays it.

For all plan years prior to January 1, 2018, we intended that Awards granted to participants under the 2015 Plan whom the Compensation Committee expected to be covered employees at the time a deduction arises in connection with such Awards, may, if and to the extent so intended by the Compensation Committee, have been granted in a manner that will qualify as such "performance-based compensation," so that such Awards would not be subject to the Section 162(m) of the Code deductibility cap of $1 million. However, the Compensation Committee had the discretion to grant Awards that were not intended to be exempt from the deduction limitations imposed by Section 162(m) of the Code. Effective for all plan years beginning on or after January 1, 2018, the performance-based compensation exemption was repealed and no longer applicable for Awards granted on or after January 1, 2018 (subject to certain very limited exceptions for existing Awards in effect as of November 4, 2017). Consequently, the repeal may adversely affect our ability to ensure that Awards are fully deductible by us under Section 162(m) of the Code.

Section 409A of the Code

        The 2015 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2015 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser

        The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

Vote Required

        To be approved and adopted, the second amendment to the 2015 Plan requires the affirmative vote of the majority of the shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. In the event stockholder approval is not obtained, we will not increase the number of shares of common stock reserved for issuance under the 2015 Plan. Awards may continue to be made, however, under the terms of the 2015 Plan as currently in effect.

Board Recommendation

        The Board of Directors unanimously recommends a vote "for" the approval and adoption of the second amendment of the 2015 Plan.

 PROPOSAL 3

APPROVAL AND ADOPTION OF THE AGROFRESH SOLUTIONS, INC. 2019 EMPLOYEE STOCK
PURCHASE PLAN

        The Company seeks stockholder approval of the ESPP. On February 26, 2019, our Board adopted the ESPP, subject to approval by our stockholders. If approved, the ESPP will become effective on July 1, 2019. The Board recommends a vote "FOR" the approval of the ESPP.

Description of the ESPP

        A copy of the ESPP is attached hereto as Appendix B and is hereby incorporated into this proxy statement by reference. The following summary of key provisions of the ESPP, as well as the other summaries and descriptions relating to the ESPP contained elsewhere in this Proposal 3, are each qualified in their entirety by reference to the full text of the ESPP.

Structure of the ESPP

        The ESPP includes a sub-plan (the "Statutory Plan") designed to permit offerings of grants to employees of certain designated subsidiaries where such offerings are intended to satisfy the requirements of Section 423 of the Code (although the Company makes no undertaking nor representation to obtain or maintain qualification under Section 423 of the Code for any subsidiary, individual, offering or grant) and also separate sub-plans (the "Non-Statutory Plans") which permit offerings of grants to employees of certain designated subsidiaries and affiliates which are not intended to satisfy the requirements of Section 423 of the Code. The administrator of the ESPP is authorized to make changes to the features of the ESPP with respect to any Non-Statutory Plan as may be necessary or appropriate to achieve a desired tax treatment in any foreign jurisdiction or to comply with the laws applicable to any subsidiaries or affiliates. Therefore, the following is a summary of the principal features of the Statutory Plan and all references to the "ESPP" hereinafter will only refer to the Statutory Plan. This summary does not purport to be a complete description of all of the provisions of the ESPP, and is qualified in its entirety by reference to the full text of the ESPP.

ESPP Terms

        The ESPP permits employees of the Company and its designated subsidiaries, which we refer to each as a "Participating Company," to purchase Company common stock at a purchase price equal to 85% of the lesser of (i) the market value of the shares on the offering date of such offering and (ii) the market value of the shares on the purchase date of such offering, subject to limits set by the Code and the ESPP. Sales of shares under the ESPP are generally made pursuant to offerings that are intended to satisfy the requirements of Section 423 of the Code.

Administration

        The ESPP is administered by the Compensation Committee of the Board. Subject to the provisions of the ESPP, the administrator of the ESPP has full authority and discretion to adopt, administer, and interpret such rules and regulations as it deems necessary to administer the ESPP, and its decisions are final and binding upon all participants. In all cases, the ESPP is required to be administered in such a manner so as to comply with applicable requirements of Rule 16b-3 of the Exchange Act and Section 423 of the Code.

Eligibility and Participation

        The ESPP allows employees of the Participating Companies on one or more offering dates and who do not, immediately after the option is granted, own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a "parent corporation" or "subsidiary corporation" within the meaning of Sections 423(b)(3) and 424(d) of the Code, to participate in the ESPP. Notwithstanding, employees of a Participating Company who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) shall not be eligible to participate in the ESPP if: (i) the grant of an option under the ESPP to such employee is prohibited under the laws of such jurisdiction; or (ii) compliance with the laws of such foreign jurisdiction would cause the ESPP to violate the requirements of Section 423 of the Code.

        As of April 15, 2019, the Company estimates that approximately 96 persons will be eligible to participate in the ESPP.

        ESPP participants may authorize payroll deductions as long as payroll deductions do not exceed the lower of (i) ten percent (10%) of the participant's Compensation for such calendar year or (ii) $20,000 (or such other amounts as the Committee may establish from time to time for a future offering), subject to the restrictions set forth in the Plan. All payroll deductions will be applied toward the purchase of the Company's common stock. A participant shall not be permitted, at any time during an offering, to increase or decrease the amount to be withheld from his or her Compensation. Any increase or decrease in the amount to be withheld from the participant's Compensation shall only be effective for the next offering, provided that the participant completes and files with the Company an amended Enrollment Agreement authorizing the increase, decrease or cessation of payroll deductions for such subsequent offering period. The administrator of the ESPP may, from time to time, establish (x) limitations on the frequency and/or number of any permitted changes in the amount withheld during an offering, (y) payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, and (z) such other limitations or procedures as deemed advisable by the administrator of the ESPP in its sole discretion that are consistent with the ESPP and in accordance with the requirements of Code Section 423.

Offerings

        The ESPP provides for separate six-month offerings, commencing on January 1 and July 1 of each year. Notwithstanding the foregoing, the administrator of the ESPP may establish (i) a different term for one or more future offerings and (ii) different commencing and ending dates for such offerings; provided, however, that in no event shall any offering exceed 27 months. In the event the first or the last day of an offering is not a regular business day, then the first day of the offering shall be deemed to be the next regular business day and the last day of the offering shall be deemed to be the last preceding regular business day.

Payroll Deductions, Purchase Price, and Shares Purchased

        An employee must authorize a payroll deduction before the start of an offering in order to participate in that offering. On the last business day of the offering, the employee will be deemed to have exercised the option to purchase as many shares as the employee's payroll deduction will allow at the option price. The purchase price is equal to 85% of the lesser of (i) the market value of the shares on the offering date of such offering and (ii) the market value of the shares on the purchase date of such offering. The closing price of the Company's common stock as reported on the Nasdaq Global Market on April 11, 2019 was $3.37. No employee will be permitted to purchase any shares under the ESPP (i) if such employee, immediately after such purchase, owns shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or its parent or subsidiary corporations or (ii) to the extent that his or her rights to purchase stock under all of the Company's employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such purchase right is granted) for each calendar year in which the purchase right is outstanding.

Withdrawal and Termination of Employment

        An employee may withdraw from an offering, in whole but not in part, at any time during the offering for which such withdrawal is to be effective, or by any other date specified by the administrator of the ESPP for a future offering. Upon withdrawal, the amount in the employee's account will be refunded. An employee who has withdrawn from or suspended participation in an offering may not participate again in that same offering. In order to participate in a subsequent offering, the participant must re-enroll in the ESPP in accordance with the ESPP's enrollment procedures. Upon termination of employment for any reason, the employee's participation in the ESPP will immediately terminate and the payroll deductions credited to the employee's account will be returned to him or her and such employee's option will automatically terminate.

Transferability

        No participant is permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his or her account or an option or any rights granted under the ESPP other than by will or the laws of descent and distribution. During the participant's lifetime, only the participant can make decisions regarding the participation in or withdrawal from an offering under the ESPP.

Adjustments upon Changes in Capitalization

        In the event of any change in the structure of the Company's common stock, such as a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation offerings of rights, or other similar event, the administrator of the ESPP shall make an appropriate adjustment in the number, kind, and price of shares available for purchase under the ESPP, and in the number of shares an employee is entitled to purchase including, without limitation, closing an offering early and permitting purchase on the last business day of the reduced offering period, or terminating an offering and refunding participants' account balances.

Amendment and Termination of the ESPP

        The Board may amend the ESPP in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Code Section 423 or any applicable law or regulation, stockholder approval will be required for any amendment that will (i) increase the total number of shares as to which options may be granted under the ESPP, except as provided above in the event of any change in the structure of the Company's common stock, (ii) modify the class of employees eligible to receive options, or (iii) otherwise require stockholder approval under any applicable law or regulation; and provided further, that except as provided below, no amendment to the ESPP will make any change in any option previously granted which adversely affects the rights of any participant.

        The ESPP will continue in effect for ten years after the date of its adoption by the Board. Notwithstanding the foregoing, the Board may at any time and for any reason suspend or terminate the ESPP. During any period of suspension or upon termination of the ESPP, no options shall be granted.

        Except as provided above in the event of any change in the structure of the Company's common stock, no such termination of the ESPP may affect options previously granted, provided that the ESPP or an offering may be terminated by the Board on a purchase date or by the Board's setting a new purchase date with respect to an offering then in progress if the Board determines that termination of the ESPP and/or the offering is in the best interests of the Company and the stockholders or if continuation of the ESPP and/or the offering would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the ESPP in the generally accepted accounting rules applicable to the ESPP.

Change of Control, Dissolution or Liquidation of the Company

        In the event of a change of control of the Company (as defined in the ESPP), each outstanding option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the "Successor Company"). In the event that the Successor Company refuses to assume or substitute for the option, any offering then in progress shall be shortened by setting a new purchase date. The new purchase date shall be a specified date before the date of the change of control. The administrator of the ESPP will notify each participant in writing, prior to the new purchase date, that the purchase date for the participant's option has been changed to the new purchase date and that the participant's option shall be exercised automatically on the new purchase date, unless prior to such date the participant has withdrawn from an offering then in progress or the ESPP.

        In the event of the proposed dissolution or liquidation of the Company, the offering then in progress shall be shortened by setting a new purchase date and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new purchase date will be a specified date before the date of the Company's proposed dissolution or liquidation. The administrator of the ESPP will notify each participant in writing, prior to the new purchase date, that the purchase date for the participant's option has been changed to the new purchase date and that the participant's option shall be exercised automatically on the new purchase date, unless prior to such date the participant has withdrawn from an offering then in progress or the ESPP.

Federal Income Tax Consequences

        The following discussion is a summary of the general U.S. federal income tax rules applicable to purchases offered by the Company and certain of its designated subsidiaries under the ESPP offerings that are intended to comply with Section 423 of the Code. Employees should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply. The ESPP and the right of participants to make purchases under it are intended to qualify under the provisions of Code Sections 421 and 423. Under those provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. However, a participant may become liable for tax upon dispositions of shares acquired under the ESPP, and the tax consequences will depend on how long a participant has held the shares prior to disposition. If the shares are disposed of (a) more than two years after the date of the beginning of the offering period and (b) more than one year after the stock is purchased in accordance with the ESPP (or if the employee dies while holding the shares), the following tax consequences will apply. The lesser of (a) the excess of fair market value of the shares at the time of such disposition over the purchase price of the shares (the "option price"), or (b) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the offering date) will be taxed as ordinary income to the participant. Any further gain upon disposition generally will be taxed at long-term capital gain rates. If the shares are sold and the sales price is less than the option price, there is no ordinary income and the participant has a long-term capital loss equal to the difference. If an employee holds the shares for the holding periods described above, no deduction in respect of the disposition of such shares will be allowed to the Company.

        If the shares are sold or disposed of (including by way of gift) before the expiration of either the two year or the one year holding periods described above, the following tax consequences will apply. The amount by which the fair market value of the shares on the date the option is exercised (which is the last business day of the offering period and which is hereafter referred to as the "termination date") exceeds the option price will be taxed as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The balance of any gain will be taxed as capital gain and will qualify for long-term capital gain treatment if the shares have been held for more than one year following the exercise of the option. If the shares are sold for an amount that is less than their fair market value as of the termination date, the participant recognizes ordinary income equal to the excess of the fair market value of the shares on the termination date over the option price, and the participant may recognize a capital loss equal to the difference between the sales price and the value of such shares on the termination date. The Company, in the event of an early disposition, will be allowed a deduction for federal income tax purposes equal to the ordinary income realized by the disposing employee. Currently, the Company is not required to withhold employment or income taxes upon the exercise of options under plans qualifying under Code Sections 421 and 423.

Shares Available for Issuance

        500,000 shares of AgroFresh Solutions, Inc common stock will be reserved for issuance under the ESPP.

New Plan Benefits

        The amounts of future purchases under the ESPP are not determinable because participation is voluntary, participation levels depend on each participant's elections and the restrictions of Code Section 423 and the ESPP, and the per-share purchase price depends on the future value of AgroFresh Solutions, Inc.'s common stock.

Vote Required

        To be approved and adopted, the ESPP requires the affirmative vote of the majority of the shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. In the event stockholder approval is not obtained, the ESPP will not be adopted.

Board Recommendation

        The Company's Board of Directors Recommends a Vote "For" the AgroFresh Solutions, Inc. Employee Stock Purchase Plan.

 PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has appointed Deloitte & Touche to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2019. Our organizational documents do not require that our stockholders ratify the appointment of Deloitte & Touche as our independent registered public accounting firm. We are submitting the appointment of Deloitte & Touche to our stockholders for ratification because we believe it is a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection, but may still retain Deloitte & Touche. We anticipate that representatives of Deloitte & Touche will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Vote Required

        The approval of the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote of the majority of the shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this proposal. For the approval of the ratification of the appointment of Deloitte & Touche, you may vote "FOR" or "AGAINST" or abstain from voting.

Board Recommendation

        The Board of Directors unanimously recommends a vote "for" the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

 PROPOSAL 5

BOARD AUTHORIZATION TO ADJOURN AND POSTPONE THE ANNUAL MEETING

        If the number of shares of Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon is insufficient to constitute a quorum or if shares of Common Stock voting in favor of one or more of the proposals is insufficient to take any of the actions described herein, then the Board intends to move to adjourn and postpone the annual meeting to a later date or dates, if necessary, to enable the Board to solicit additional proxies. In that event, we will ask the Company's stockholders to vote only upon the adjournment and postponement of the annual meeting, as described in this Proposal 5, and not any of the other proposals.

        In this proposal, stockholders will be asked to grant discretionary authority to the holder of any proxy solicited by the Board of Directors so that such holder can vote in favor of the proposal to adjourn and postpone the annual meeting to a later date or dates, if necessary, so that the Board can solicit additional proxies. If the stockholders approve this adjournment proposal, then we could adjourn the annual meeting, and any adjourned session of the annual meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the annual meeting without a vote and seek to convince the holders of those shares to change their votes in favor or such proposals.

        Generally, if the annual meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than the announcement at the annual meeting of the place, date and time to which the meeting is adjourned. However, the Company's Bylaws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.

Vote Required

        To be approved, the proposal to adjourn and postpone the annual meeting requires the affirmative vote of the majority of the voting power of our shares of voting stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon whether or not a quorum is present.

Board Recommendation

        The Board unanimously recommends that stockholders vote "for" the proposal to authorize the Board of Directors to adjourn and postpone the annual meeting of stockholders to allow time for the further solicitation of proxies.

 OTHER INFORMATION

Submission of Stockholder Proposals for the 2020 Annual Meeting of Stockholders

        Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2020 annual meeting of stockholders (the "2020 Annual Meeting"), pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received at our principal executive and administrative offices not later than December 21, 2019, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

        Under the Company's Bylaws, stockholders who wish to submit a proposal at the 2020 Annual Meeting, other than one that will be included in our proxy statement, including director nominations, must notify us between February 6, 2020, and March 7, 2020. If the date of the 2020 Annual Meeting is more than 30 days before or after the one-year anniversary of the 2019 annual meeting, a stockholder's notice of a proposal will be timely if we receive it not earlier than the opening of business on the 120th day before the 2020 Annual Meeting and not later than the later of the close of business on the 90th day before the 2020 Annual Meeting or the 10th day following the day on which we publicly announce the date of the 2020 Annual Meeting. If a stockholder who wishes to present a proposal fails to notify us by March 7, 2020, and such proposal is brought before the 2020 Annual Meeting, then under the SEC's proxy rules, the proxies solicited by management with respect to the 2020 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Stockholders should submit their proposals to our principal executive and administrative offices at One Washington Square, 510-530 Walnut St., Suite 1350, Philadelphia, Pennsylvania 19106, Attention: Corporate Secretary.

Annual Report and Other Matters

        Our Annual Report on Form 10-K for the year ended December 31, 2018, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

        We will provide, without charge, additional copies of our Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC, to each stockholder of record as of the Record Date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Company's Secretary at our principal executive and administrative offices set forth in this proxy statement.

INCORPORATED BY REFERENCE

        To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled "Compensation Committee Report" and "Audit Committee Report" (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing. The information contained in those sections shall not be deemed "filed" with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

 OTHER MATTERS

        We know of no other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the person named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

Dated: April 15, 2019

 APPENDIX A

SECOND AMENDMENT
TO THE
AGROFRESH SOLUTIONS, INC.
2015 INCENTIVE COMPENSATION PLAN

        THIS SECOND AMENDMENT, made effective as of February 27, 2019, by AGROFRESH SOLUTIONS, INC., a Delaware corporation (the "Company") to the AGROFRESH SOLUTIONS, INC. 2015 INCENTIVE COMPENSATION PLAN, as amended (the "Plan").

W I T N E S S E T H:

        WHEREAS, the Company did establish the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries so that the Company could attract, motivate, retain and reward them, and

        WHEREAS, pursuant to Section 10(e) of the Plan, the Company reserved the right to amend said Plan;

        NOW, THEREFORE, effective as of February 27, 2019, the Plan shall be amended as follows:

  1.
  The first sentence of Section 4(a) of the Plan is hereby amended, in its entirety, to read as follows:

    "Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 7,150,000."

  2.
  Section 4(c)(iv) is hereby deleted, in its entirety, and replaced with the following:

    "(iv) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 7,150,000 Shares."

  3.
  In all other respects, the Plan shall remain unchanged by this Second Amendment.

        IN WITNESS WHEREOF, the Company has caused this Second Amendment to be effective the day and year first above written.

AGROFRESH SOLUTIONS, INC., a Delaware corporation
Dated:	By:

 APPENDIX B

AGROFRESH SOLUTIONS, INC.

2019 EMPLOYEE STOCK PURCHASE PLAN

        This AgroFresh Solutions, Inc. 2019 Employee Stock Purchase Plan (the "Plan") was approved by the Company's stockholders on June 5, 2019, and is effective July 1, 2019 (the "Effective Date").

        1.    Purpose and Structure of the Plan and its Sub-Plans.

        1.1   The purpose of this Plan is (a) to provide eligible employees of the Company and Participating Companies who wish to become stockholders in the Company a convenient method of doing so, (b) to encourage employees to work in the best interests of stockholders of the Company, (c) to support recruitment and retention of qualified employees, and (d) to provide employees an advantageous means of accumulating long-term investments. It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the Company. This Plan document is an omnibus document which includes a sub-plan ("Statutory Plan") designed to permit offerings of grants to employees of certain Subsidiaries that are Participating Companies where such offerings are intended to satisfy the requirements of Section 423 of the Code (although the Company makes no undertaking nor representation to obtain or maintain qualification under Section 423 for any Subsidiary, individual, offering or grant) and also separate sub-plans ("Non-Statutory Plans") which permit offerings of grants to employees of certain Participating Companies which are not intended to satisfy the requirements of Section 423 of the Code. Section 6 of the Plan sets forth the maximum number of shares to be offered under the Plan (and its sub-plans), subject to adjustments as permitted under Sections 19 and 20.

        1.2   The Statutory Plan shall be a separate and independent plan from the Non-Statutory Plans, provided, however, that the total number of shares authorized to be issued under the Plan applies in the aggregate to both the Statutory Plan and the Non-Statutory Plans. Offerings under the Non-Statutory Plans may be made to achieve desired tax or other objectives in particular locations outside the United States of America or to comply with local laws applicable to offerings in such foreign jurisdictions. Offerings under the Non-Statutory Plans may also be made to employees of entities that are not Subsidiaries.

        1.3   All employees who participate in the Statutory Plan shall have the same rights and privileges under such sub-plan except for differences that may be mandated by local law and are consistent with the requirements of Code Section 423(b)(5). The terms of the Statutory Plan shall be those set forth in this Plan document to the extent such terms are consistent with the requirements for qualification under Code Section 423. The Administrator may adopt Non-Statutory Plans applicable to particular Participating Companies or locations that are not participating in the Statutory Plan. The terms of each Non-Statutory Plan may take precedence over other provisions in this document, with the exception of Sections 6, 19 and 20 with respect to the total number of shares available to be offered under the Plan for all sub-plans. Unless otherwise superseded by the terms of such Non-Statutory Plan, the provisions of this Plan document shall govern the operation of such Non-Statutory Plan. Except to the extent expressly set forth herein or where the context suggests otherwise, any reference herein to "Plan" shall be construed to include a reference to the Statutory Plan and the Non-Statutory Plans.

        2.    Definitions.

        2.1   "Account" means the funds accumulated with respect to an individual employee as a result of deductions from such employee's paycheck (or otherwise as permitted in certain circumstances under the terms of the Plan) for the purpose of purchasing Common Stock under this Plan. The funds allocated to an employee's Account shall be deposited in the Company's general corporate accounts and may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such funds allocated to an employee's Account from any other corporate funds, except to the extent such commingling may be prohibited by the laws of any applicable jurisdiction.

        2.2   "Administrator" means the Committee or the persons acting within the scope of their authority to administer the Plan pursuant to a delegation of authority from the Committee pursuant to Section 22.

        2.3   "Affiliate" means an entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

        2.4   "Beneficial Owner" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

        2.5   "Board" means the Board of Directors of the Company.

        2.6   "Change in Control" means, except as otherwise specified in any employment agreement between the Participant and the Company or any Subsidiary or Affiliate, the occurrence of any of the following:

          (a)   The acquisition by any Person of Beneficial Ownership of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the "Outstanding Company Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 2.6, the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) below; or

          (b)   During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c)   Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a "Business Reorganization"), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an "Asset Sale"), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Continuing Entity") in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

          (d)   Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

        2.7   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        2.8   "Committee" means the Compensation Committee of the Board. The Committee may delegate its responsibilities as provided in Section 22.

        2.9   "Common Stock" means the common stock of the Company.

        2.10 "Company" means AgroFresh Solutions, Inc., a Delaware corporation, and its successors and assigns.

        2.11 "Compensation" means, unless the Committee establishes otherwise for a future offering, all base pay, inclusive of any employer-paid leave, overtime, cash bonuses, and commissions.

        2.12 "Enrollment Agreement" means an agreement between the Company and an employee, in such form as may be established by the Company from time to time, pursuant to which the employee elects to participate in this Plan or elects changes with respect to such participation as permitted under the Plan.

        2.13 "ESPP Broker" means a stock brokerage or other entity designated by the Company to establish accounts for Common Stock purchased under the Plan by participants.

        2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        2.15 "Fair Market Value" means the closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date.

        2.16 "Offering Date" as used in this Plan shall be the commencement date of an offering. A different date may be set by the Committee.

        2.17 "Participating Company" means the Company and any Subsidiary or Affiliate that has been designated by the Administrator to participate in the Plan. For purposes of participation in the Statutory Plan, only the Company and its Subsidiaries may be considered Participating Companies, and the Administrator shall designate from time to time which Subsidiaries will be Participating Companies in the Statutory Plan. The Administrator shall designate from time to time which Subsidiaries and Affiliates will be Participating Companies in particular Non-Statutory Plans. The foregoing designations and changes in designation by the Administrator shall not require stockholder approval. Notwithstanding the foregoing, the term "Participating Company" shall not include any Subsidiary or

Affiliate that offers its employees the opportunity to participate in an employee stock purchase plan covering the Subsidiary's or Affiliate's common stock.

        2.18 "Plan" means this AgroFresh Solutions, Inc. 2019 Employee Stock Purchase Plan, as may be amended from time to time.

        2.19 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

        2.20 "Purchase Date" means the last day of an offering.

        2.21 "Purchase Price" is the price per share of Common Stock of the Company as established pursuant to Section 5 of the Plan.

        2.22 "Subsidiary" means any corporation (other than the Company), domestic or foreign, that is in an unbroken chain of corporations beginning with the Company if, on an Offering Date, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as described in Code Section 424(f).

        3.    Employees Eligible to Participate.    Any employee of a Participating Company who is in the employ of any Participating Company as of the first Offering Date is eligible to participate in this Plan as of such first Offering Date and on each Offering Date thereafter so long as the employee continues to be employed with a Participating Company through and on such applicable Offering Date. Notwithstanding the foregoing, employees of a Participating Company who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) shall not be eligible to participate in the Statutory Plan if: (i) the grant of an option under the Plan to such employee is prohibited under the laws of such jurisdiction; or (ii) compliance with the laws of such foreign jurisdiction would cause the Statutory Plan to violate the requirements of Section 423 of the Code. During paid leaves of absence approved by the Committee and meeting the requirements of the applicable treasury regulations promulgated under the Code, a participant may elect to continue participation in the Plan for three months or for such longer period as permitted under applicable treasury regulations.

        4.    Offerings.    Subject to the right of the Company in its sole discretion to sooner terminate the Plan or to change the commencement date or term of any offering, commencing July 1, 2019, the Plan will operate with separate consecutive semi-annual offerings with the following Offering Dates: January 1 and July 1. The initial offering period shall start July 1, 2019 and end December 31, 2019. Unless a termination of or change to the Plan has previously been made by the Company, the final offering under this Plan shall commence on January 1, 2029 and terminate on June 30, 2029. In order to become eligible to purchase shares, an employee must complete and submit an Enrollment Agreement and any other necessary documents before the Offering Date of the particular offering in which he or she wishes to participate. Participation in one offering under the Plan shall neither limit, nor require, participation in any other offering. Notwithstanding the foregoing, the Committee may establish (i) a different term for one or more future offerings and (ii) different commencing and ending dates for such offerings; provided, however, that in no event shall any offering exceed 27 months. In the event the first or the last day of an offering is not a regular business day, then the first day of the offering shall be deemed to be the next regular business day and the last day of the offering shall be deemed to be the last preceding regular business day.

        5.    Price.    The Purchase Price per share shall be eighty-five percent (85%) of the lesser of (i) the Fair Market Value of the Common Stock on the Offering Date of such offering and (ii) the Fair Market Value of the Common Stock on the Purchase Date of such offering.

        6.    Number of Shares to be Offered.    The maximum number of shares that will be offered under the Plan is 500,000 shares, subject to adjustment as permitted under Section 20. The shares to be sold to participants under the Plan will be Common Stock of the Company. If the total number of shares for which options are to be granted on any date in accordance with Section 12 exceeds the number of shares then available under the Plan or a given sub-plan (after deduction of all shares for which options have been exercised under the Plan or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as it determines is practicable and equitable. In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly and the Company shall give written notice of the reduction to each employee affected. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

        7.    Participation.

        7.1   An eligible employee may become a participant by completing an Enrollment Agreement provided by the Company and submitting it to the Company, or with such other entity designated by the Company for this purpose, prior to the commencement of the offering to which it relates. The Enrollment Agreement may be completed at any time after the employee becomes eligible to participate in the Plan, and will be effective as of the Offering Date next following the receipt of a properly completed Enrollment Agreement by the Company (or the Company's designee for this purpose).

        7.2   Payroll deductions for a participant shall commence on the Offering Date as described above and shall continue through subsequent offerings pursuant to Section 10 until the participant's termination of employment, subject to modification by the employee as provided in Section 8.1, and unless participation is earlier withdrawn or suspended by the employee as provided in Section 9.

        7.3   Payroll deduction shall be the sole means of accumulating funds in a participant's Account, except in foreign countries where payroll deductions are not allowed, in which case the Company may authorize alternative payment methods.

        7.4   The Company may require current participants to complete a new Enrollment Agreement at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

        8.    Payroll Deductions.

        8.1   At the time an employee files a payroll deduction authorization, the employee shall elect to have deductions made from the employee's Compensation on each payday during each calendar year, which shall be a flat amount, a percentage or a combination of both but shall not exceed the lower of (i) ten percent (10%) of the participant's Compensation for such calendar year or (ii) $20,000 (or such other amounts as the Committee may establish from time to time for a future offering), subject to the restrictions set forth in the Plan. The amount of payroll withholding for each participant for each pay period shall be generally determined by dividing the annual payroll withholding amount chosen by each participant by the total number of pay periods such participant has in such calendar year, subject to the discretion of the Committee. A participant shall not be permitted, at any time during an offering, to increase or decrease the amount to be withheld from his or her Compensation. Any increase or decrease in the amount to be withheld from the participant's Compensation shall only be effective for the next offering, provided that the participant completes and files with the Company an amended Enrollment Agreement authorizing the increase, decrease or cessation of payroll deductions for such subsequent offering period. An amended Enrollment Agreement shall remain in effect until the participant changes such Enrollment Agreement in accordance with the terms of the Plan. The Committee may, from time to time, establish (x) limitations on the frequency and/or number of any permitted changes in the amount withheld during an offering, (y) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, and (z) such other limitations or procedures as deemed advisable by the Committee in the Committee's sole discretion that are consistent with the Plan and in accordance with the requirements of Code Section 423.

        8.2   All payroll deductions made for a participant shall be credited to his or her Account under the Plan. A participant may not make any separate cash payment into his or her Account nor may payment for shares be made other than by payroll deduction, except as provided under Section 7.3.

        8.3   A participant may withdraw from or suspend his or her participation in the Plan as provided in Section 9. A participant may also make a prospective election, by changing his or her payroll deduction amount to zero as set forth in Section 8.1, to cease participation in the Plan effective as of the next Offering Date.

        8.4   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, Section 21 hereof, or any other applicable law, a participant's payroll deductions may be decreased, including to zero, at such time during any offering which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such offering and any other offering ending within the same calendar year are equal to $21,250. Payroll deductions shall recommence at the rate provided in the participant's Enrollment Agreement at the beginning of the following offering which is scheduled to end in the following calendar year, unless the participant withdraws from an offering or the Plan, pursuant to Section 9.

        9.    Withdrawal and Suspension.

        9.1   An employee may withdraw from an offering, in whole but not in part, at any time during the offering for which such withdrawal is to be effective, or by any other date specified by the Administrator for a future offering, by submitting a withdrawal notice to the Company, in which event the Company will refund the entire balance of his or her Account as soon as practicable thereafter.

        9.2   If an employee withdraws or suspends his or her participation pursuant to Section 9.1, he or she shall not participate in a subsequent offering unless and until he or she re-enters the Plan. To re-enter the Plan, an employee who has previously withdrawn or suspended participation by reducing payroll deductions to zero must file a new Enrollment Agreement in accordance with Section 7.1. The employee's re-entry into the Plan will not become effective before the beginning of the next offering following his or her withdrawal or suspension.

        10.    Automatic Re-Enrollment.    At the termination of each offering each participating employee who continues to be eligible to participate pursuant to Section 3 shall be automatically re-enrolled in the next offering, unless the employee has advised the Company otherwise. Upon termination of the Plan, any balance in each employee's Account shall be refunded to him or her.

        11.    Interest.    No interest will be paid or allowed on any money in the Accounts of participating employees, except to the extent payment of interest is required by the laws of any applicable jurisdiction.

        12.    Granting of Option.    On each Offering Date, this Plan shall be deemed to have granted to the participant an option for as many shares (which may include a fractional share) as he or she will be able to purchase with the amounts credited to his or her Account during his or her participation in that offering.

        13.    Exercise of Option.

        13.1 Each employee who continues to be a participant in an offering on the last business day of that offering shall be deemed to have exercised his or her option on that date and shall be deemed to have purchased from the Company the number of shares (which may include a fractional share) of Common Stock reserved for the purpose of the Plan as the balance of his or her Account on such date will pay for at the Purchase Price.

        13.2 In the event that the Administrator determines for a future offering that fractional shares may not be issued, any cash balance remaining in a participant's Account at the termination of an offering that is not sufficient to purchase a whole share of Common Stock, shall be carried over in the participant's Account and applied to the purchase of Common Stock in the next offering, provided the participant participates in the next offering and the purchase complies with Section 21. If the Participant does not participate in the next offering, such remaining cash balance shall be refunded to the participant as soon as practical after the Purchase Date.

        13.3 Any amount remaining to the credit of a participant's Account after the purchase of shares by the Participant on a Purchase Date which is sufficient to purchase one or more full shares of Common Stock shall be refunded to the participant as soon as practical after the Purchase Date.

        14.    Tax Obligations.    To the extent any (i) grant of an option to purchase shares, (ii) purchase of shares, or (iii) disposition of shares purchased under the Plan gives rise to any tax withholding obligation (including, without limitation, income and payroll withholding taxes imposed by any jurisdiction) the Administrator may implement appropriate procedures to ensure that such tax withholding obligations are met. Those procedures may include, without limitation, increased withholding from an employee's current compensation, cash payments to the Company or another Participating Company by an employee, or a sale of a portion of the Common Stock purchased under the Plan, which sale may be required and initiated by the Company.

        15.    Employee's Rights as a Stockholder.    No participating employee shall have any right as a stockholder with respect to any shares until the shares have been purchased in accordance with Section 13 above and the Common Stock has been issued by the Company.

        16.    Evidence of Stock Ownership.

        16.1 Following the end of each offering, the number of shares of Common Stock purchased by each participant shall be deposited into an account established in the participant's name at the ESPP Broker.

        16.2 A participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Code) of the shares in his or her ESPP Broker account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the participant's ESPP Broker account until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, the participant may move those shares to another brokerage account of participant's choosing.

        16.3 Notwithstanding the above, a participant who is not subject to income taxation under the Code may move his or her shares to another brokerage account of his or her choosing at any time, without regard to the satisfaction of the Section 423(a) holding period.

        17.    Rights Not Transferable.    No employee shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his or her Account or an option or any rights with regard to the exercise of an option or rights to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee. If any such action is taken by the employee, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, the action or claim will be treated as an election to withdraw funds in accordance with Section 9. During the employee's lifetime, only the employee can make decisions regarding the participation in or withdrawal from an offering under the Plan.

        18.    Termination or Transfer of Employment.

        18.1 Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the balance in the Account of a participating employee shall be paid to the employee or his or her estate. Whether and when employment is deemed terminated for purposes of this Plan shall be determined by the Administrator in its sole discretion and may be determined without regard to statutory notice periods or other periods following termination of active employment.

        18.2 In the event that a participant who is an employee of a Participating Company in a Non-Statutory Plan is transferred and becomes an employee of a different Participating Company in a Non-Statutory Plan, during an offering, such individual may, subject to the terms and eligibility of the Non-Statutory Plan of the new employer, become a participant under the Non-Statutory Plan of the new employer for the duration of the offering in effect at that time. Unless otherwise required under local law, any payroll deductions or other approved contributions may continue to be held by the

Participating Company former employer of the participant for the remainder of the offering. At the next Purchase Date, all payroll deductions and other approved contributions made by or to such Participating Company former employer and/or the employer Participating Company shall be aggregated for the purchase of shares of Common Stock under, and subject to the terms and limitations of, the Non-Statutory Plan of the new employer.

        18.3 In the event that an employee of a Participating Company in the Statutory Plan and who is a participant in the Statutory Plan is transferred and becomes an employee of a Participating Company in a Non-Statutory Plan during an offering, such individual may, subject to the terms and eligibility of the Non-Statutory Plan of the new employer, become a participant under the Non-Statutory Plan of the new employer for the duration of the offering in effect at that time. Unless otherwise required under local law, any payroll deductions may continue to be held by the Participating Company former employer for the remainder of the offering. At the next Purchase Date, all payroll deductions and other approved contributions made by or to the Participating Company former employer and/or the employer Participating Company may be aggregated for the purchase of shares of Common Stock under, and subject to the terms and limitations of, the Non-Statutory Plan of the new employer.

        19.    Amendment or Discontinuance of the Plan.

        19.1 The Board may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Code Section 423 or any applicable law or regulation, stockholder approval will be required for any amendment that will (i) increase the total number of shares as to which options may be granted under the Plan, except as provided in Section 20, (ii) modify the class of employees eligible to receive options, or (iii) otherwise require stockholder approval under any applicable law or regulation; and provided further, that except as provided in this Section 19, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any Participant.

        19.2 The Plan shall continue in effect for ten years after the date of its adoption by the Board. Notwithstanding the foregoing, the Board may at any time and for any reason suspend or terminate the Plan. During any period of suspension or upon termination of the Plan, no options shall be granted.

        19.3 Except as provided in Section 20, no such termination of the Plan may affect options previously granted, provided that the Plan or an offering may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an offering then in progress if the Board determines that termination of the Plan and/or the offering is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the offering would cause the Company to incur adverse accounting charges as a result of a change after the Effective Date in the generally accepted accounting rules applicable to the Plan.

        20.    Changes in Capitalization.    In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the common shares of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which an employee is entitled to purchase including, without limitation, closing an offering early and permitting purchase on the last business day of the reduced offering period, or terminating an offering and refunding participants' Account balances.

        21.    Share Ownership.    Notwithstanding anything in the Plan to the contrary, no employee shall be permitted to subscribe for any shares under the Plan if the employee, immediately after such subscription, owns shares (including all shares that may be purchased under outstanding subscriptions under the Plan) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of its parent or subsidiary corporations. For the foregoing purposes the rules of Section 424(d) of the Code shall apply in determining share ownership, and shares the employee may purchase under outstanding options shall be treated as owned by the employee. In addition, no employee shall be allowed to subscribe for any shares under the Plan that permit his or her rights to purchase shares under all "employee stock purchase plans" of the Company and its parent or subsidiary corporations to accrue at a rate that exceeds $25,000 of Fair Market Value of such shares (determined at the time such right to subscribe is granted) for each calendar year in which the right to subscribe is outstanding at any time. Notwithstanding the above, lower limitations may be imposed with respect to participants in a Non-Statutory Plan or participants in the Statutory Plan who are subject to laws of another jurisdiction where lower limitations are required.

        22.    Administration and Board Authority.

        22.1 The Plan shall be administered by the Board. The Board has delegated its full authority under the Plan to the Committee, and the Committee may further delegate any or all of its authority under this Plan to such senior officer(s) of the Company as it may designate, to the extent not prohibited by law or rules of the NASDAQ Stock Market. Notwithstanding any such delegation of authority, the Board may itself take any action under the Plan in its discretion at any time, and any reference in this Plan document to the rights and obligations of the Committee shall be construed to apply equally to the Board. Any references to the Board mean only the Board. The authority that may be delegated by the Committee includes, without limitation, the authority to (i) establish Non-Statutory Plans and determine the terms of such sub-plans (including, without limitation, rules and procedures regarding handling of payroll deductions or other approved contributions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates that vary with local requirements and determining the eligible employees that may enroll in a Non-Statutory Plan), (ii) designate from time to time which Subsidiaries will participate in the Statutory Plan, which Subsidiaries and Affiliates will be Participating Companies, and which Participating Companies will participate in a particular Non-Statutory Plan, (iii) determine procedures for eligible employees to enroll in or withdraw from a sub-plan, setting or changing payroll deduction amounts, and obtaining necessary tax withholdings, (iv) allocate the available shares under the Plan to the sub-plans for particular offerings, and (v) adopt amendments to the Plan or any sub-plan including, without limitation, amendments to increase the shares available for issuance under the Plan pursuant to Section 20 (but not including increases in the available shares above the maximum permitted by Sections 6 and 20 which shall require Board and stockholder approval).

        22.2 The Administrator shall be vested with full authority and discretion to construe the terms of the Plan and make factual determinations under the Plan, and to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Administrator in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all participants and any and all persons claiming under or through any participant. The Administrator may retain outside entities and professionals to assist in the administration of the Plan including, without limitation, a vendor or vendors to perform enrollment and brokerage services. The authority of the Administrator will specifically include, without limitation, the power to make any changes to the Plan with respect to the participation of employees of any Subsidiary or Affiliate that is organized under the laws of a country other than the United States of America when the Administrator deems such changes to be necessary or appropriate to achieve a desired tax treatment in such foreign jurisdiction or to comply with the laws applicable to such non-U.S. Subsidiaries or Affiliates. Those changes may include, without limitation, the exclusion of particular Subsidiaries or Affiliates from participation in the Plan; modifications to eligibility criteria, maximum number or value of shares that may be purchased in a given period, or other requirements set forth herein; and procedural or administrative modifications. Any modification relating to offerings to a particular Participating Company will apply only to that Participating Company, and will apply equally to all similarly situated employees of that Participating Company. The rights and privileges of all employees granted options under the Statutory Plan shall be the same. To the extent any changes approved by the Administrator would jeopardize the tax-qualified status of the Statutory Plan, the change shall cause the Participating Companies affected thereby to be considered Participating Companies under a Non-Statutory Plan or Non- Statutory Plans instead of the Statutory Plan.

        22.3 Notwithstanding the provisions of Sections 22.1 and 22.2 above, in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision thereto ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not "disinterested" as that term is used in Rule 16b-3.

        23.    Notices.    All notices or other communications by a participant to the Company or other entity designated for a particular purpose under or in connection with the Plan shall be deemed to have been duly given when received by the Company or other designated entity, or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        24.    Change of Control.    In the event of a Change of Control, each outstanding option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the "Successor Company"). In the event that the Successor Company refuses to assume or substitute for the option, any offering then in progress shall be shortened by setting a new Purchase Date. The new Purchase Date shall be a specified date before the date of the Change of Control. The Administrator shall notify each participant in writing, prior to the new Purchase Date, that the Purchase Date for the participant's option has been changed to the new Purchase Date and that the participant's option shall be exercised automatically on the new Purchase Date, unless prior to such date the participant has withdrawn from an offering then in progress or the Plan as provided in Section 9.

        25.    Dissolution or Liquidation of the Company.    In the event of the proposed dissolution or liquidation of the Company, the offering then in progress shall be shortened by setting a new Purchase Date and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new Purchase Date shall be a specified date before the date of the Company's proposed dissolution or liquidation. The Administrator shall notify each participant in writing, prior to the new Purchase Date, that the Purchase Date for the participant's option has been changed to the new Purchase Date and that the participant's option shall be exercised automatically on the new Purchase Date, unless prior to such date the participant has withdrawn from an offering then in progress or the Plan as provided in Section 9.

        26.    Limitations on Sale of Stock Purchased Under the Plan.    The Plan is intended to provide Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of the employee's own affairs. An employee, therefore, may sell Common Stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable Federal, state or foreign securities laws. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE COMPANY'S STOCK.

        27.    Governmental Regulation/Compliance with Applicable Law/Separate Offering.    The Company's obligation to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares. In addition, the terms of an offering under this Plan, or the rights of an employee under an offering, may be modified to the extent required by applicable law. For purposes of this Plan, the Administrator also may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Companies will participate, even if the dates of the offerings are identical.

        28.    No Employment/Service Rights.    Nothing in the Plan shall confer upon any employee the right to continue in employment for any period of specific duration, nor interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary or Affiliate employing such person), or of any employee, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

        29.    Dates and Times.    All references in the Plan to a date or time are intended to refer to dates and times determined pursuant to U.S. Eastern Standard Time. Business days for purposes of the Plan are U.S. business days.

        30.    Masculine and Feminine, Singular and Plural.    Whenever used in the Plan, a pronoun shall include the opposite gender and the singular shall include the plural, and the plural shall include the singular, whenever the context shall plainly so require.

        31.    Governing Law.    The Plan shall be governed by the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

        32.    No Liability of Committee Members.    No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ANNUAL MEETING OF STOCKHOLDERS OF

AGROFRESH SOLUTIONS, INC.

June 5, 2019

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, and Proxy Card are available at: http://www.cstproxy.com/agrofresh/2019

Please sign, date, and mail your proxy card in the envelope provided promptly.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1 AND A VOTE “FOR” EACH OF PROPOSALS 2, 3, 4, and 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Jordi Ferre and Graham Miao, individually, as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at One Washington Square, 510-530 Walnut Street, Suite 1350, Philadelphia, PA 19106 on June 5, 2019 at 9:00 a.m. Eastern Time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

1.              ELECTION OF ALL NOMINEES:

INSTRUCTIONS: Please select “for, “against,” or “abstain” in the respective box for every nominee.

	FOR	AGAINST	ABSTAIN

Robert Campbell	☐	☐	☐
Jordi Ferre	☐	☐	☐
Denise L. Devine	☐	☐	☐
Macauley Whiting, Jr.	☐	☐	☐
Nance Dicciani	☐	☐	☐
Gregory Freiwald	☐	☐	☐
George Lobisser	☐	☐	☐

INSTRUCTIONS: Please select “for, “against,” or “abstain” in the respective box for each of the following Proposals.

		FOR	AGAINST	ABSTAIN

2.	Approval and adoption of the second amendment to the 2015 Plan.	☐	☐	☐

3.	Approval and adoption of the ESPP.	☐	☐	☐

4.	Approval of the ratification of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.	☐	☐	☐

5.	Approval to authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates.	☐	☐	☐

If you plan to attend the annual meeting in person, please check the following box:  ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, FOR PROPOSALS 2, 3, 4 AND 5 AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Signature of Stockholder	Date

Signature of Stockholder	Date

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES
EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
AUDIT COMMITTEE REPORT
AUDIT FEES AND SERVICES
EXECUTIVE AND DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL AND ADOPTION OF THE SECOND AMENDMENT TO THE AGROFRESH SOLUTIONS, INC. 2015 INCENTIVE COMPENSATION PLAN
PROPOSAL 3 APPROVAL AND ADOPTION OF THE AGROFRESH SOLUTIONS, INC. 2019 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 5 BOARD AUTHORIZATION TO ADJOURN AND POSTPONE THE ANNUAL MEETING
OTHER INFORMATION
INCORPORATED BY REFERENCE
OTHER MATTERS
APPENDIX A SECOND AMENDMENT TO THE AGROFRESH SOLUTIONS, INC. 2015 INCENTIVE COMPENSATION PLAN
W I T N E S S E T H
APPENDIX B AGROFRESH SOLUTIONS, INC. 2019 EMPLOYEE STOCK PURCHASE PLAN